                STAGECOACH FUNDS-Registered Trademark-

Semi-Annual Report

TAX-FREE Funds



                Arizona Tax-Free Fund

                California Tax-Free Bond Fund

                California Tax-Free Income Fund

                National Tax-Free Fund

                Oregon Tax-Free Fund




This Report Contains a Prospectus Supplement


DECEMBER 31, 1998



Stagecoach Tax-Free Funds                     1998 Semi-Annual Report

Tax-Free Funds                                                 TABLE OF CONTENTS
------------------------------------------------------------------------

         LETTER TO SHAREHOLDERS................................1

         PERFORMANCE AT A GLANCE AND
         INVESTMENT ADVISOR COMMENTARY

             Arizona Tax-Free Fund.............................3

             California Tax-Free Bond Fund.....................8

             California Tax-Free Income Fund..................14

             National Tax-Free Fund...........................19

             Oregon Tax-Free Fund.............................25

         PORTFOLIOS OF INVESTMENTS

             Arizona Tax-Free Fund............................32

             California Tax-Free Bond Fund....................36

             California Tax-Free Income Fund..................61

             National Tax-Free Fund...........................65

             Oregon Tax-Free Fund.............................73

         TAX-FREE FUNDS

             Statements of Assets and Liabilities.............78

             Statement of Operations..........................80

             Statements of Changes in Net Assets..............82

             Financial Highlights.............................86

             Notes to Financial Statements...................105

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                                            Tax-Free Funds
------------------------------------------------------------------------

TO OUR SHAREHOLDERS

  Thank you for your investment in the Stagecoach Funds.
  It is a pleasure to bring this Semi-Annual Report to you for the period ended December 31, 1998. The report provides information about your investment, including economic and market trends over the period as well as a performance summary, portfolio review and strategic outlook for each Fund.
  As we enter the eighth consecutive year of economic expansion, the U.S. economy remains strong, the stock market is riding the crest of another outstanding year and December capped a very profitable year for the income markets. While 1998 ended on a high note, the six-month reporting period will be best remembered for unprecedented highs in conjunction with volatility in the market. In response to global economic concerns, the Federal Reserve Board ("the Fed") reduced interest rates in three different moves. This calmed the domestic financial markets and prompted accelerating economic activity.
  Stocks, as measured by the S&P 500 Index(1), returned 9.24% for the six-month period ending December 31, 1998. We witnessed a sell-off in the stock market during the summer that served as an introduction to sharp market swings and volatility that we would see for the remainder of the year. In the end, however, broad stock indexes were propelled higher by a series of upbeat earnings reports.
  Government bonds also performed well, returning 6.74% as measured by the Lehman Brothers Long Government Bond Index.(2) While the U.S. Treasury market rallied in response to the Fed's actions to lower interest rates, the corporate, asset-backed and mortgage-backed securities markets did not perform as well early in the reporting period. However, both mortgage-backed and corporate securities bounced back by December.
  While the latest signs of economic strength are positive, we still expect the Fed to decrease short-term rates again sometime during the first half of 1999. We

Tax-Free Funds                                            LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

feel this move may come in response to subdued inflation, lingering strains on emerging markets, and signs of slower economic growth.
  In our ongoing commitment to provide you with quality investment options, we introduced a new Stagecoach Fund during the six month reporting period -- the Strategic Income Fund, which was launched in July 1998.
  We appreciate your continued investment with the Stagecoach Funds. As always, we recommend that you continually review your investment portfolio with your financial consultant to determine an appropriate mix of investments to meet your ongoing needs. We understand that you have a variety of investment options and thank you for your confidence in selecting us to help you manage your money.

Sincerely,

    [SIGNATURE]
Michael J. Hogan
Senior Vice President
Wells Fargo Bank,
Mutual Fund Group

     [SIGNATURE]
R. Greg Feltus
Chairman and President of
Stagecoach Funds

1 The "S&P 500 Index" is a trademark of Standard & Poor's Corporation. The S&P
  500 Index is an unmanaged index of 500 widely held common stocks, representing, among others, industrial, financial, utility and transportation companies, listed or traded on national exchanges or over-the-counter markets.

2 The Lehman Brothers Long Government Bond Index is an unmanaged index composed of U.S. Treasury bonds with 20-year or longer maturities.

PERFORMANCE AT A GLANCE                                    Arizona Tax-Free Fund
------------------------------------------------------------------------

ARIZONA TAX-FREE FUND

AVERAGE ANNUAL TOTAL RETURNS (%) (as of December 31, 1998)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                                                   SINCE
                                                                                 INCEPTION
                                        SIX-MONTHS      1-YEAR       5-YEAR      (3/2/92)
CLASS A                                       3.20          5.02         5.36         6.59
CLASS B                                       3.00          4.33         4.30         5.52
INSTITUTIONAL CLASS                           3.33          5.20         5.50         6.69

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                                                   SINCE
                                                                                 INCEPTION
                                        SIX-MONTHS      1-YEAR       5-YEAR      (3/2/92)
CLASS A                                      (1.45)         0.30         4.39         5.87
CLASS B                                      (1.97)        (0.62)        3.97         5.52
INSTITUTIONAL CLASS                            N/A           N/A          N/A          N/A

BENCHMARK
----------------------------------------------------------

                                        SIX-MONTHS      1-YEAR       5-YEAR
LEHMAN BROTHERS MUNICIPAL BOND INDEX          3.69          6.48         6.22

  The Stagecoach Arizona Tax-Free Fund (the "Fund") seeks to provide investors with income exempt from federal income tax and Arizona personal income tax. The Fund invests in high-quality Arizona municipal obligations. The Fund has the ability to invest in municipal bonds with a wide range of maturities, allowing for greater investment flexibility within the portfolio and the potential to maximize income.
  Steve Galiani has responsibility for the day-to-day management of the Arizona Tax-Free Fund. Mr. Galiani has 23 years of experience in the securities industry and has been managing portfolios since 1981. His value-oriented philosophy brings a unique strategy to the Fund.

Arizona Tax-Free Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

PERFORMANCE SUMMARY
  The Arizona Tax-Free Fund's Class A share price decreased slightly from $10.79 on June 30, 1998, to $10.71 on December 31, 1998. The Fund distributed $0.23 per share in dividend income and $0.19 per share in capital gains distributions. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for Class A shares was 4.06%. When measured against a comparable taxable investment, the Fund's double tax-free yield is generally higher. For example, an investor would need to earn a yield of 6.83% from a taxable investment to match the Fund's 3.91% tax-free SEC yield, assuming the maximum combined federal and Arizona state personal income tax bracket.

PORTFOLIO DATA (as of December 31, 1998)(2)
---------------------------------------------------------

NUMBER OF ISSUES                                    27
WEIGHTED AVERAGE COUPON                             5.45%
WEIGHTED AVERAGE MATURITY                           19.79 years
AMT EXPOSURE                                        0.00%

                                        CLASS A      CLASS B
NAV                                        10.71        10.33
DISTRIBUTION RATE                          4.06%        3.52%
SEC YIELD                                  3.91%        3.37%
TAX EQUIVALENT YIELD                       6.83%        5.88%

  The Arizona Tax-Free Fund reported a cumulative total return of 3.20% for Class A shares, excluding sales charge, and a 3.33% return for Institutional Class shares for the six-month period ended December 31, 1998. The Fund slightly underperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 3.69% over the same period. While the Lehman Brothers Municipal Bond Index represents municipal securities across the country, the Fund invests primarily in Arizona municipal securities, which affected the performance of the Fund relative to its benchmark. We attempted to extend the Fund's duration to increase performance, however, there was a limited supply of Arizona municipal bonds, making them difficult to obtain at a reasonable price. In addition, our strategy was to

INVESTMENT ADVISOR COMMENTARY                              Arizona Tax-Free Fund
------------------------------------------------------------------------

purchase longer, non-callable bonds, but the bonds that came to market generally had shorter maturities than we preferred.
  Our move to sell some natural resource-related securities positively affected the Fund's performance. When a large decline in commodity prices occurred during the period, this strategy helped to insulate the Fund from its effects.

CREDIT QUALITY
(as of December 31, 1998)3
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                            61%
AA                             21%
A                              12%
BBB or below                    1%
5% Cash Equivalents             5%

PORTFOLIO REVIEW
  During the six-month reporting period, we improved the credit quality of the portfolio by increasing the percentage of bonds rated AA or better to 82% on December 31, 1998 from 73% on June 30, 1998. We decreased BBB-rated bonds for two reasons. First, the natural resource positions that we sold were lower-rated bonds. Second, in our attempt to extend the Fund's duration and boost yield, we purchased more AAA-rated, insured bonds, as they were generally the only types available with longer maturities.
  With a focus on total return, which is particularly important in a lower interest rate environment, we searched for bonds that would enhance yield and performance. Most of the Fund's top ten holdings are bonds that we felt were either unusually attractive on a valuation basis, very high yielding, or a combination of the two. During the six-month reporting period we added a healthcare bond, the Mayo Clinic Hospital in Maricopa County, for its strong yield and longer maturity. In addition, it is a very high quality bond, rated AA-plus, which is an unusually strong credit rating for a healthcare bond. We also increased our holdings in housing bonds, which helped bolster the income component of the Fund.

Arizona Tax-Free Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

TOP TEN HOLDINGS (as of December 31, 1998)
---------------------------------------------------------

                                        % OF PORTFOLIO'S
NAME/COUPON                               MARKET VALUE
MESA, AZ GO FGIC INSURED, 6.50%,
7/1/09                                           6.7%
PHOENIX, AZ, GO SERIES A, 6.25%,
7/1/16                                           6.6%
PUERTO RICO COMMONWEALTH, 5.50%,
7/1/26                                           5.9%
TUCSON, AZ WATER REVENUE, 5.13%,
7/1/21                                           5.7%
PHOENIX, AZ HOSPITAL REVENUE REFUND
SERIES B, 5.65%, 12/1/12                         5.6%
ARIZONA HFA REVENUE, 4.75%, 10/1/30              5.4%
PIMA COUNTY, AZ MULTIFAMILY HOUSING
REVENUE, 5.50%, 3/1/28                           4.3%
GUAM HOUSING SINGLE FAMILY MORTGAGE
BACKED SERIES A, 5.75%, 9/1/31                   4.3%
PHOENIX, AZ CIVIC IMPROVEMENT
CORPORATION AMT LIEN, 5.00%, 7/1/14              4.3%
MARICOPA COUNTY AZ HOSPITAL DISTRICT
AMBAC INSURED, 5.00%, 6/1/21                     4.2%

STRATEGIC OUTLOOK
  We believe the domestic economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. Our interest rate bias is toward the downside as we expect the Federal Reserve Board will lower interest rates again sometime in the first half of 1999. In the municipal market, we also foresee rates trending slightly lower.
  Based on this outlook, we have positioned the Fund to take advantage of a lower interest rate environment, but are careful not to be overly aggressive. With low rates, coupon will play a bigger role in our strategy. We will search for bonds with solid current income that possess the ability to move with interest rates. As always, we will continue our value approach to investing, searching for bonds that are somewhat undervalued. We feel this strategy gives the Fund price protections, which should help limit volatility.
  In the current interest rate environment, we have extended the Fund's maturity and will continue to add bonds with good call protection to take advantage of declining rates. Overall, our goal is to add more bonds with solid current yield when we see opportunities to do

INVESTMENT ADVISOR COMMENTARY                              Arizona Tax-Free Fund
------------------------------------------------------------------------

so. As always, our research will focus on credit quality, relative valuation and sensitivity to interest rate movements in order to provide competitive tax-free income.
  Past performance is no guarantee of future results.

1 A portion of the performance shown for the Class A, Class B and Institutional
  Class shares of the Arizona Tax-Free Fund reflects performance of a class of shares of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that such reductions will continue.

  For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes maximum contingent deferred sales charge for the corresponding time period.

  The Lehman Brothers Municipal Bond Index is an unmanaged index composed of municipal bonds. The index does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

2 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

  A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the combined federal and state income tax rate of 42.72%. Any capital gains distribution may be taxable.

3 The average credit rating is compiled from ratings by Standard & Poor's and/or
  Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

California Tax-Free Bond Fund                            PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

CALIFORNIA TAX-FREE BOND FUND

AVERAGE ANNUAL TOTAL RETURNS (%) (as of December 31, 1998)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                          SIX-MONTHS      1-YEAR       5-YEAR       10-YEAR
CLASS A                                         3.84          6.81         6.16         8.13
CLASS B                                         3.47          6.05         5.38         7.39
CLASS C                                         3.47          6.05         5.38         7.39
INSTITUTIONAL CLASS                             3.96          6.87         6.17         8.14

INCLUDING SALES CHARGES
----------------------------------------------------------

                                          SIX-MONTHS      1-YEAR       5-YEAR       10-YEAR
CLASS A                                        (0.86)         2.03         5.19         7.64
CLASS B                                        (1.53)         1.05         5.06         7.39
CLASS C                                         2.47          5.05         5.38         7.39
INSTITUTIONAL CLASS                              N/A           N/A          N/A          N/A

BENCHMARK
----------------------------------------------------------

                                          SIX-MONTHS      1-YEAR       5-YEAR       10-YEAR
LEHMAN BROTHERS MUNICIPAL BOND INDEX            3.69          6.48         6.22         8.22

  The Stagecoach California Tax-Free Bond Fund (the "Fund") seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital, by investing in medium- to long-term investment-grade municipal securities. The Fund is managed with a total return strategy that balances reasonable risk with competitive income and capital preservation.
  David Klug has responsibility for the day-to-day management of the California Tax-Free Bond Fund. Mr. Klug has been managing bond portfolios for the tax-exempt fixed income team for the past ten years. Mr. Klug earned his MBA from the University of Chicago and is a member of the National and California Federations of Municipal Analysts.

INVESTMENT ADVISOR COMMENTARY                      California Tax-Free Bond Fund
------------------------------------------------------------------------

PERFORMANCE SUMMARY
  The California Tax-Free Bond Fund's Class A share net asset value increased slightly from $11.38 on June 30, 1998, to $11.41 on December 31, 1998. The Fund distributed $0.26 per share in dividend income and $0.15 per share in capital gains. The capital gains distribution reflects the long-term gains realized in the portfolio when bonds were sold at a profit. Many of these bonds increased in value when they were pre-refunded. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for Class A shares was 4.28%. When measured against a comparable taxable investment, the Fund's double tax-free yield was generally higher. For example, an investor would need to earn a yield of 6.52% from a taxable investment to match the Fund's 3.57% tax-free SEC yield, assuming the maximum combined federal and California state personal income tax bracket.

PORTFOLIO DATA (as of December 31, 1998)(2)
---------------------------------------------------------

NUMBER OF ISSUES                                    367
WEIGHTED AVERAGE COUPON                             5.30%
WEIGHTED AVERAGE MATURITY                           14.91 years
AMT EXPOSURE                                        4.12%

                                CLASS A     CLASS B     CLASS C
NAV                             11.41       11.63      11.63
DISTRIBUTION RATE               4.28%       3.77%      3.76%
SEC YIELD                       3.57%       3.03%      3.02%
TAX EQUIVALENT YIELD            6.52%       5.53%      5.51%

  The California Tax-Free Bond Fund reported a cumulative total return of 3.84% for Class A shares, excluding sales charge, and a 3.96% return for Institutional Class shares for the six-month period ended December 31, 1998. The Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 3.69% over the same period. The Fund's strong performance was influenced by the strength of the

California Tax-Free Bond Fund                      INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

California economy. In addition, the Fund benefited from municipal bonds that were pre-refunded, meaning that the issuing municipalities had escrowed the bonds to their first call date. The escrows generally consisted of U.S. government securities. When the Fund's bonds were pre-refunded and repriced at a higher value, the Fund's performance was bolstered as price gains were realized.
  The Fund again earned a four-star rating from Morningstar for its excellent long-term performance record. The Fund performed in the top 32.5% out of 1,549 Municipal Bond Funds as of December 31, 1998.* Please remember that past performance is no guarantee of future results.

* Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/98. Morningstar ratings are calculated from a Fund's 3, 5, and 10-year average annual returns in excess of 90-day Treasury bills with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day T-bill returns with appropriate fee adjustments. Funds with performance records of less than 3 years have not been assigned a star rating. Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars and 22.5% receive 2 stars.

PORTFOLIO REVIEW
  At the end of the reporting period on December 31, 1998, the Fund had 77% of its portfolio allocated to AAA-rated bonds. We maintained the Fund's credit quality at this high level because yield spreads remained narrow. As a result, we saw little incentive to buy lower quality bonds and were comfortable being overweighted in AAA-rated bonds.

CREDIT QUALITY
(as of December 31, 1998)3
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        77%
AA                         10%
A                          10%
BBB                         2%
Cash Equivalents            1%

  With a focus on total return management, which is particularly important in a lower interest rate environment, we search for bonds that enhance yield and performance. Most of the Fund's top ten holdings are bonds that we felt were a good value and had good call protection at the time of purchase. Although Rialto Redevelopment Agency bonds were not one of the top holdings, they added significant value to the Fund. Initially rated BBB, these bonds were pre-refunded, which benefited the Fund's performance as they increased in value.

INVESTMENT ADVISOR COMMENTARY                      California Tax-Free Bond Fund
------------------------------------------------------------------------

TOP 10 HOLDINGS (as of December 31, 1998)
---------------------------------------------------------

                                        % OF PORTFOLIO'S
NAME/COUPON                               MARKET VALUE
LOS ANGELES COUNTY, USD SERIES A FGIC
INSURED, 5.00%, 10/0/19                          1.7%
SAN DIEGO CA PFA SEWER REVENUE FGIC
INSURED, 5.00%, 5/15/15                          1.2%
CHINO CA ELECTRIC WATER FACILITY
AUTHORITY CERTIFICATES SERIES A, 5.2%,
10/1/15                                          1.1%
SACRAMENTO, CA MUD ELECTRIC REVENUE
SERIES L, 5.10%, 7/1/14                          1.1%
EAST BAY CA MUD WASTEWATER TREATMENT
REVENUE FGIC INSURED, 5.00%, 6/1/16              1.1%
NORTHERN CA TRANSMISSION REVENUE
TRANSMISSION PROJECT A MBIA INSURED,
5.50%, 5/1/14                                    1.1%
RIVERSIDE COUNTY CA ASSET LEASING CORP
REVENUE COUNTY HOSPITAL PROJECT A,
6.38%, 6/1/09                                    0.9%
SOUTH COUNTY CA REGIONAL WASTEWATER
AUTHORITY REVENUE CAPITAL IMPROVEMENT
FGIC INSURED, 5.75%, 8/1/10                      0.9%
SANTA ANA, CALIFORNIA FINANCING
AUTHORITY REVENUE REFUNDED SOUTH
HARBOR BOULEVARD SERIES A, 5.00%,
9/1/19                                           0.9%
CALIFORNIA STATE WATER RESOURCE
CENTRAL VALLEY PROJECT REVENUE, 6.00%,
12/1/07                                          0.8%

STRATEGIC OUTLOOK
  We believe the economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. Our interest rate bias is toward the downside as we expect the Federal Reserve Board will lower interest rates again sometime in the first half of 1999. In the municipal market, we also foresee rates trending slightly lower.
  On a state level, we feel California's economy will continue to improve and outperform the national economy. The state's credit quality, in fact, was upgraded by Moody's in the fourth quarter, which we view as a positive sign for the state. Municipal bond issuance was

California Tax-Free Bond Fund                      INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

high in 1998 and we feel it could decrease in the coming year, which should help the municipal market relative to other fixed-income markets.
  Based on this outlook, we will maintain our current strategy. As always, we will carefully review each bond's investment quality, maturity, duration, and sensitivity to interest rate movements in order to provide strong long-term total return. Overall, we feel the Fund is well positioned and expect it to continue to produce a high level of double tax-free income consistent with prudent risk.
  Past performance is no guarantee of future results.

1 A portion of the performance shown for the Class A, Class B, Class C and Institutional Class shares of the California Tax-Free Bond Fund reflects performance of a class of shares of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower.

  For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charges assumes maximum contingent deferred sales charge for the corresponding time period.

  The Lehman Brothers Municipal Bond Index is an unmanaged index composed of municipal bonds. The index does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

2 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

INVESTMENT ADVISOR COMMENTARY                      California Tax-Free Bond Fund
------------------------------------------------------------------------

   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

  A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the combined federal and state income tax rate of 45.22%. Any capital gains distribution may be taxable.

3 The average credit rating is compiled from ratings by Standard & Poor's and/or
  Moody's Investor Service (together "rating agencies").
 Standard & Poor's is a trademark of McGraw-Hill Inc. and has been licensed. The
  Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

California Tax-Free Income Fund                          PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

CALIFORNIA TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURNS (%) (as of December 31, 1998)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                                                    SINCE
                                                                                  INCEPTION
                                        SIX-MONTHS      1-YEAR       5-YEAR      (11/18/92)
CLASS A                                       3.53          5.46         4.44          4.92
INSTITUTIONAL CLASS                           3.56          5.53         4.46          4.93

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                                                    SINCE
                                                                                  INCEPTION
                                        SIX-MONTHS      1-YEAR       5-YEAR      (11/18/92)
CLASS A                                       0.45          2.32         3.81          4.40
INSTITUTIONAL CLASS                            N/A           N/A          N/A           N/A

BENCHMARK
----------------------------------------------------------

                                        SIX-MONTHS      1-YEAR       5-YEAR
LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND
INDEX                                         2.97          5.20         4.90

  The Stagecoach California Tax-Free Income Fund (the "Fund") seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital. The Fund invests in short- and intermediate-term California municipal securities. This policy enables the Fund to take advantage of short-term interest rate fluctuations, seeking to provide a consistent level of tax-free income while limiting the price volatility usually found in a fund with longer duration.
  Laura Milner is responsible for the day-to-day management of the California Tax-Free Income Fund and is the senior specialist for all tax-exempt money market and short-term portfolios. Ms. Milner has 17 years of experience in the securities industry with an expertise in short-and long-term municipal securities. She is a member of the California Chapter of the National Federation of Municipal Analysts.

INVESTMENT ADVISOR COMMENTARY                    California Tax-Free Income Fund
------------------------------------------------------------------------

PERFORMANCE SUMMARY
  The California Tax-Free Income Fund's Class A share net asset value increased slightly from $10.44 on June 30, 1998, to $10.49 on December 31, 1998. The Fund distributed $0.20 per share in dividend income, and the Fund distributed $0.12 per share in capital gains. We attempted to minimize these gains when interest rates dropped and the portfolio had to be repositioned. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings and market fluctuations.
  The Fund's distribution rate for Class A shares was 3.65%. When measured against a comparable taxable investment, the Fund's double tax-free yield is generally higher. For example, an investor would need to earn a yield of 5.73% from a taxable investment to match the Fund's 3.14% tax-free SEC yield, assuming the maximum combined federal and California state personal income tax bracket.

PORTFOLIO DATA (as of December 31, 1998)(2)
---------------------------------------------------------

NUMBER OF ISSUES                                    38
WEIGHTED AVERAGE COUPON                             5.69%
WEIGHTED AVERAGE MATURITY                           5.91 years
AMT EXPOSURE                                        15.46%

                                            CLASS A
NAV                                         10.49
DISTRIBUTION RATE                           3.65%
SEC YIELD                                   3.14%
TAX EQUIVALENT YIELD                        5.73%

  The California Tax-Free Income Fund reported a cumulative total return of 3.53% for Class A shares, excluding sales charge, and a 3.56% return for Institutional Class shares for the six-month period ended December 31, 1998. The Fund outperformed its benchmark, the Lehman Brothers 3-Year Municipal Bond Index, which returned 2.97% over the same period. The
Fund's strong performance can be attributed to the Fund's duration. Currently, the majority of the Fund's assets are less than five years in duration, and approxi-

California Tax-Free Income Fund                    INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

mately 10% of the Fund's assets have a duration of 12 years where the yield curve is particularly steep and the yield pick-up is wide.
  We purchased bonds when the market was unusually volatile in September and October, which paid off later when the Federal Reserve Board eased rates, the market improved and bonds returned to favor. In addition, we purchased issues when the yield spread was wide, which benefited the Fund's long-term performance when spreads narrowed.

PORTFOLIO REVIEW
  We increased the percentage of AAA-rated bonds in the portfolio, providing high credit quality for investors. As of December 31, 1998, the Fund held 61% of the portfolio in AAA-rated bonds, up from 50% on June 30, 1998. When the economy started to slow due to global economic concerns, spreads remained narrow. As a result, AAA-rated bonds provided greater value, and we increased the weighting within the portfolio. We expect the high credit quality of the Fund to continue as more than 70% of the bonds that come to market are AAA-rated.

CREDIT QUALITY
(as of December 31, 1998)3
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        61%
AA                         12%
A                          24%
Cash Equivalents            3%

  With a focus on total return, which is particularly important in a lower interest rate environment, we searched for bonds that would enhance yield and performance. Most of the Fund's top ten holdings are bonds that we felt were either unusually attractive on a valuation basis, very high yielding, or a combination of the two. After extensively researching Northern California Power bonds, for example, we purchased them at an inexpensive price, then later sold them when spreads narrowed.
  AMT bonds did not perform as well as other bonds in the Fund's portfolio during the reporting period. We purchased them when we felt they were undervalued, but their relationship to other bonds did not change. As a result, we do not expect to add to our AMT position.

INVESTMENT ADVISOR COMMENTARY                    California Tax-Free Income Fund
------------------------------------------------------------------------

TOP 10 HOLDINGS (as of December 31, 1998)
---------------------------------------------------------

                                        % OF PORTFOLIO'S
NAME/COUPON                               MARKET VALUE
SOUTHERN CALIFORNIA STATE PUBLIC POWER
AUTHORITY PROJECT, 6.88%, 7/1/03                 5.7%
LOS ANGELES CA HARBOR DEPARTMENT
REVENUE AMT SERIES B, 5.00%, 8/1/02              4.6%
RANCHO CA WATER DISTRICT FINANCING
AUTHORITY REVENUE, 4.7% 8/15/21                  4.5%
LOS ANGELES CA WASTE WATER SYSTEM
REVENUE SERIES D FGIC INSURED,
8.70%, 11/1/03                                   4.3%
SAN JOAQUIN HILLS CA TRANSPORTATION
CORRIDOR AGENCY REVENUE, 7.00%, 1/1/02           4.0%
CALIFORNIA STATEWIDE COMMUNITY
DEVELOPMENT AUTHORITY REVENUE CONNIE
LEE INSURED, 5.25%, 7/1/05                       3.9%
SOUTHERN CA RAPID TRANSIT DISTRICT
CERTIFICATES PARTICIPATION MBIA
INSURED, 7.50%, 7/1/05                           3.9%
CENTRAL VALLEY FINANCE AUTHORITY
REVENUE MBIA INSURED, CA 5.25% 7/1/10            3.9%
CONTRA COSTA COUNTY, CA COP MBIA
INSURED, 5.25%, 11/1/10                          3.8%
CALIFORNIA STATE AMT VETERANS BONDS
SERIES B, 4.95%, 12/1/07                         3.7%

STRATEGIC OUTLOOK
  We believe the economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. Our interest rate bias is toward the downside as we expect the Federal Reserve Board will lower interest rates again sometime in the first half of 1999. In the municipal market, we also foresee rates trending slightly lower.
  On a state level, we feel California's economy will continue to improve and outperform the national economy. The state's credit quality, in fact, was upgraded by Standard & Poor's in the fourth quarter, which we view as a positive sign for the state. Municipal bond issuance was high in 1998 and we feel it could decrease in the coming year, which should help the municipal market relative to other fixed-income markets.
  We see opportunity in the coming months in revenue bonds because they have a fixed rate of cash flow, a feature that is typically beneficial when the economy

California Tax-Free Income Fund                    INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

slows. We are also cautious on electric utility bonds as we feel the impact of deregulation has not yet impacted the market. The electric utility bonds we do own, in fact, are insured. Overall, we feel the Fund is well positioned and expect it to continue to produce a high level of double tax-free income consistent with prudent risk.
  Past performance is no guarantee of future results.

1 Performance shown for the Institutional Class shares for periods prior to September 6, 1996 reflects the performance and expenses of the Fund's Class A shares.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

  For Class A shares the maximum front-end sales charge is 3.00%.

  The Lehman Brothers 3-year Municipal Bond Index is an unmanaged index composed of municipal bonds with an approximate maturity of three years. The index does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

2 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

  A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the combined federal and state income tax rate of 45.22%. Any capital gains distribution may be taxable.

3 The average credit rating is compiled from ratings by Standard & Poor's and/or
  Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund

PERFORMANCE AT A GLANCE                                   National Tax-Free Fund
------------------------------------------------------------------------

NATIONAL TAX-FREE FUND

AVERAGE ANNUAL TOTAL RETURNS (%) (as of December 31, 1998)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                                                   SINCE
                                                                                 INCEPTION
                                        SIX-MONTHS      1-YEAR       5-YEAR      (1/15/93)
CLASS A                                       3.21          5.77         5.45         6.01
CLASS B                                       2.84          5.14         4.36         4.96
CLASS C                                       2.84          5.05         4.34         4.93
INSTITUTIONAL CLASS                           3.17          5.79         5.46         6.02

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                                                   SINCE
                                                                                 INCEPTION
                                        SIX-MONTHS      1-YEAR       5-YEAR      (1/15/93)
CLASS A                                      (1.42)         1.02         4.49         5.18
CLASS B                                      (2.16)         0.14         4.02         4.82
CLASS C                                       1.84          4.05         4.34         4.93
INSTITUTIONAL CLASS                            N/A           N/A          N/A          N/A

BENCHMARK
----------------------------------------------------------

                                        SIX-MONTHS      1-YEAR       5-YEAR
LEHMAN BROTHERS MUNICIPAL BOND INDEX          3.69          6.48         6.22

  The Stagecoach National Tax-Free Fund (the "Fund") seeks to provide investors with income exempt from federal income tax. The Fund invests in a broad range of municipal obligations. Investment quality, maturity, sensitivity to interest rate movements and duration are carefully reviewed in order to provide competitive tax-free income.
  Steve Galiani is responsible for the day-to-day management of the National Tax-Free Fund. Mr. Galiani has 23 years of experience in the securities industry and has been managing portfolios since 1981. His value-oriented philosophy brings a unique strategy to the Fund.

National Tax-Free Fund                             INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

PERFORMANCE SUMMARY
  The National Tax-Free Fund's Class A share net asset value increased from $15.97 on June 30, 1998, to $16.10 on December 31, 1998. The Fund distributed $0.38 per share in dividend income, and no capital gains were distributed from the Fund. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for Class A shares was 4.50%. When measured against a comparable taxable investment, the Fund's tax-free yield is generally higher. For example, an investor would need to earn a yield of 7.02% from a taxable investment to match the Fund's 4.24% tax-free SEC yield, assuming the maximum federal income tax bracket.

PORTFOLIO DATA (as of December 31, 1998)(2)
---------------------------------------------------------

NUMBER OF ISSUES                                    68
WEIGHTED AVERAGE COUPON                             5.51%
WEIGHTED AVERAGE MATURITY                           21.82 years
AMT EXPOSURE                                        15.95%

                                CLASS A    CLASS B    CLASS C
NAV                            16.10      10.62      10.62
DISTRIBUTION RATE              4.50%      4.11%      4.11%
SEC YIELD                      4.24%      3.83%      3.84%
TAX EQUIVALENT YIELD           7.02%      6.34%      6.36%

  The National Tax-Free Fund reported a cumulative total return of 3.21% for Class A shares, excluding sales charge, and a 3.17% return for Institutional Class shares for the six-month period ended December 31, 1998. The Fund slightly underperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 3.69% over the same period. One reason for the slight difference in performance centers on duration. As the benchmark has a shorter duration than the Fund, it was not as affected by call features. This was particularly noticeable in September when rapidly declining interest rates caused the Fund to lag the market.

INVESTMENT ADVISOR COMMENTARY                             National Tax-Free Fund
------------------------------------------------------------------------

  The Fund's performance was enhanced by our strong focus on current income. The Fund's manager searched for high current income bonds and structured the Fund to be less volatile, meaning less subject to interest rate changes, by holding bonds that were priced-to-call.

CREDIT QUALITY
(as of December 31, 1998)3
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        52%
AA                         13%
A                           8%
BBB or non-rated           26%
Cash Equivalents            1%

PORTFOLIO REVIEW
  The Fund offers high credit quality, with 65% of the portfolio invested in bonds rated AA or better. We have slightly increased the weighting of BBB-rated bonds in the portfolio to take advantage of credit spreads and achieve higher income.
  During the period, we conducted extensive research to locate bonds with a higher coupon and offered value because the security was underrated or had credit improvement potential. At the end of the research process, we assessed whether a lower credit quality bond met our criteria. We are very selective in choosing bonds for the portfolio and turn down many BBB-rated bonds if they don't meet our high standards of credit quality.
  With a focus on total return management, which is particularly important in a lower interest rate environment, we searched for bonds that would enhance yield and performance. Most of the Fund's top ten holdings were bonds that we felt were either unusually attractive on a valuation basis, very high yielding, or a combination of the two. Virginia's Pocahontas Parkway Toll Road Bonds, for example, are high yielding bonds that we feel could be upgraded once construction is complete and tolls are collected. Our research showed great potential for these bonds as the road provides a direct route into the city for a highly populated area with high projected growth.
  Constantly reviewing the Fund's portfolio holdings, we made a decision to sell Gunnison County, Colorado hospital bonds during the reporting period. We were able to purchase the bonds at an inexpensive price as they were a new issue in the market. Later, as demand increased for these bonds, we sold them for a higher price.

National Tax-Free Fund                             INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

TOP 10 HOLDINGS (as of December 31, 1998)
---------------------------------------------------------

                                        % OF PORTFOLIO'S
NAME/COUPON                               MARKET VALUE
CHESTER COUNTY PA HEALTH & EDUCATION
FACILITIES, 5.38%, 5/15/27                       4.0%
DENVER CO CITY & COUNTY AIRPORT
REVENUE SERIES A MBIA INSURED, 5.60%,
11/15/20                                         3.7%
COLORADO HEALTH FACILITIES AUTHORITY
REVENUE, 5.75%, 9/15/22                          3.6%
HOWARD COUNTY IN JAIL & JUVENILE
DETENTION CENTER AMBAC INSURED,
5.25%, 1/15/12                                   3.6%
POCAHONTAS VA PARKWAY ASSOCIATE,
5.50%, 8/15/28                                   3.5%
GRANT COUNTY WA PUBLIC HOSPITAL
DISTRICT, 5.15%, 12/1/23                         3.5%
BALDWIN COUNTY GA HOSPITAL,
5.38%, 12/1/28                                   3.5%
PITTSBURGH PA WATER & SEWER AUTHORITY,
5.25%, 9/1/23                                    3.2%
CALIFORNIA ST. VETERANS BONDS SERIES
BN, 5.45%, 12/1/28                               2.8%
IOWA STATE HFA SFMR SERIES B AMT GNMA/
FNMA COLLATERALIZED, 6.95%, 7/1/24               2.7%

STRATEGIC OUTLOOK
  We believe the economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. Our interest rate bias is toward the downside as we expect the Federal Reserve Board will lower interest rates again sometime in the first half of 1999. In the municipal market where the retail investor dominates the market, we also foresee rates trending slightly lower.
  Based on this outlook, we have positioned the Fund to take advantage of a lower interest rate environment, and will continue to implement our current strategy. With low rates, coupon will play a bigger role in our strategy. We will search for bonds with solid current income that possess the ability to move with interest

INVESTMENT ADVISOR COMMENTARY                             National Tax-Free Fund
------------------------------------------------------------------------

rates. Specifically, we will research non-callable bonds and slightly discounted bonds, looking for current yield and slight capital appreciation potential.
  With regard to the Fund's duration, we feel the municipal yield curve is relatively steep out to 20 years, particularly between the 10- to 20-year range. As a result, we expect the Fund's duration will remain near the 20-year range in an attempt to capture yield and take advantage of any capital appreciation potential. As always, we will continue our value approach to investing, searching for bonds that are somewhat undervalued. We feel this strategy contributes to the price protection of the Fund, which should help limit volatility.
  Past performance is no guarantee of future results.

1 A portion of the performance for the Class A, Class B, Class C and
  Institutional Class shares of the National Tax-Free Fund reflects performance of a class of shares of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

  For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charges assumes maximum contingent deferred sales charge for the corresponding time period.

  The Lehman Brothers Municipal Bond Index is an unmanaged index composed of municipal bonds. The index does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

2 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market

National Tax-Free Fund                             INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

 advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

  A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the federal rate of 39.6%. Any capital gains distribution may be taxable.

3 The average credit rating is compiled from ratings by Standard & Poor's and/or
  Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

PERFORMANCE AT A GLANCE                                     Oregon Tax-Free Fund
------------------------------------------------------------------------

OREGON TAX-FREE FUND

AVERAGE ANNUAL TOTAL RETURNS (%)(as of December 31, 1998)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                          SIX-MONTHS      1-YEAR       5-YEAR       10-YEAR
CLASS A                                         3.59          5.44         5.08         7.04
CLASS B                                         3.04          4.45         4.20         6.22
INSTITUTIONAL CLASS                             3.62          5.51         5.17         7.08

INCLUDING SALES CHARGES
----------------------------------------------------------

                                          SIX-MONTHS      1-YEAR       5-YEAR       10-YEAR
CLASS A                                        (1.06)         0.67         4.12         6.54
CLASS B                                        (1.96)        (0.55)        3.87         6.22
INSTITUTIONAL CLASS                              N/A           N/A          N/A          N/A

BENCHMARK
----------------------------------------------------------

                                          SIX-MONTHS      1-YEAR       5-YEAR       10-YEAR
LEHMAN BROTHERS MUNICIPAL BOND INDEX            3.69          6.48         6.22         8.22

  The Stagecoach Oregon Tax-Free Fund (the "Fund") seeks to provide investors with a high level of income exempt from federal income tax and Oregon personal income tax. The Fund invests in high-quality Oregon municipal obligations. The Fund has the ability to invest in municipal bonds with a wide range of maturities, allowing for greater investment flexibility within the portfolio and the potential to maximize income.
  Steve Galiani is responsible for the day-to-day management of the Oregon Tax-Free Fund. Mr. Galiani has 23 years of experience in the securities industry and has been managing portfolios since 1981. His value-oriented philosophy brings a unique strategy to the Fund.

PERFORMANCE SUMMARY
  The Oregon Tax-Free Fund's Class A share net asset value decreased slightly from $16.82 on June 30, 1998, to $16.79 on December 31, 1998. The Fund distributed $0.38 per share in dividend income and $0.25 per share in capital gains. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.

Oregon Tax-Free Fund                               INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

  The Fund's distribution rate for Class A shares was 4.22%. When measured against a comparable taxable investment, the Fund's double tax-free yield was generally higher. For example, an investor would need to earn a yield of 7.13% from a taxable investment to match the Fund's 3.92% tax-free SEC yield, assuming the maximum combined federal and Oregon state personal income tax bracket.

PORTFOLIO DATA (as of December 31, 1998)(2)
---------------------------------------------------------

NUMBER OF ISSUES                                    42
WEIGHTED AVERAGE COUPON                             5.59%
WEIGHTED AVERAGE MATURITY                           17.81 years
AMT EXPOSURE                                        0.00%

                                       CLASS A     CLASS B
NAV                                    16.79       10.28
DISTRIBUTION RATE                      4.22%       3.57%
SEC YIELD                              3.92%       3.26%
TAX EQUIVALENT YIELD                   7.13%       5.93%

  The Oregon Tax-Free Fund reported a cumulative total return of 3.59% for Class A shares, excluding sales charge, and a 3.62% return for Institutional Class shares for the six-month period ended December 31, 1998. The Fund slightly underperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 3.69% over the same period. One reason for the difference in performance centers on the limited supply, or availability, of Oregon municipal bonds. It was difficult to extend the Fund's duration because the Oregon municipal bond supply was thin. In fact, of the $284 billion tax-exempt municipal bonds issued nationwide in 1998, only $2.5 billion were issued in Oregon. Oregon has a limited supply of municipal bonds due to a ballot measure passed a few years ago that places restrictions on municipal bond issuance.
  Our decision to sell some natural resource-related securities helped the Fund's performance. When a large decline in commodity prices occurred during the period, this strategy helped to insulate the Fund from its effects.

INVESTMENT ADVISOR COMMENTARY                               Oregon Tax-Free Fund
------------------------------------------------------------------------

CREDIT QUALITY
(as of December 31, 1998)3
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        48%
AA                         31%
A                          11%
BBB or non-rated            9%
Cash Equivalents            1%

PORTFOLIO REVIEW
  With over 79% of the portfolio invested in bonds rated AA or above, the portfolio's overall credit quality is very high. This allowed us to add A- and BBB-rated bonds to the portfolio in an attempt to capture more current yield. We took advantage of credit spreads to achieve higher income.
  As always, our extensive credit research thoroughly analyzes all potential bonds and determines the factors that differentiate a BBB-rated bond, for example, from an A-rated bond. During the period, we searched for bonds that had a higher coupon and the potential to improve its credit rating. In fact, we were very selective and turned down many BBB bonds because they didn't meet our high credit quality standards.
  With a focus on total return, which is particularly important in a lower interest rate environment, we searched for bonds that would enhance yield and performance. Most of the Fund's top ten holdings are bonds that we felt were either unusually attractive on a valuation basis, very high yielding, or a combination of the two. The Oregon State Health Housing, Educational and Cultural Facilities bond, for example, was purchased for its high yield and value potential. The bond is used to finance the Oregon Coast Aquarium project. This aquarium, once home to Keiko the Whale from the movie Free Willy, is being remodeled to house "Open Ocean", a walk-through underwater tunnel. Our credit research work showed that it is a viable institution with strong financial planning and built-in investor protections. We felt that this bond was of a strong credit quality with excellent potential.

Oregon Tax-Free Fund                               INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

TOP 10 HOLDINGS (as of December 31, 1998)
---------------------------------------------------------

                                        % OF PORTFOLIO'S
NAME/COUPON                               MARKET VALUE
OREGON STATE HOUSING & COMMUNITY
SERVICES REVENUE SERIES B,
5.45%, 7/1/29                                    7.2%
EMERALD PEOPLES OR UTILITY DISTRICT,
7.35%, 11/1/07                                   5.1%
WASHINGTON COUNTY OR UNIFIED SEWER
AGENCY REVENUE FGIC INSURED,
5.50%, 10/1/13                                   5.0%
OREGON STATE VETERANS WELFARE SERIES
77,
5.30%, 10/1/29                                   4.8%
OREGON STATE HEALTH HOUSING
EDUCATIONAL & CULTURAL FACILITIES
AUTHORITY,
CEDARWEST HOUSING PROJECT SERIES A
4.75%, 1/1/30                                    4.1%
BENTON COUNTY OR HOSPITAL REVENUE,
5.13%, 10/2/28                                   4.1%
GUAM HOUSING SINGLE FAMILY MORTGAGE
BACKED SERIES A, 5.75%, 9/1/31                   3.8%
OREGON STATE HEALTH HOUSING
EDUCATIONAL &
CULTURAL FACILITIES AUTHORITY,
5.25%, 10/1/16                                   3.8%
HILLSBORO OR HOSPITAL HEALTHCARE
FACILITY, 5.75%, 10/1/12                         3.7%
MEDFORD OR HOSPITAL FACILITY AUTHORITY
REVENUE ASANTE HEALTH SERVICES SERIES
A MBIA INSURED, 5.25%, 8/15/13                   3.7%

STRATEGIC OUTLOOK
  We believe the economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. Our interest rate bias is toward the downside as we expect the Federal Reserve Board will lower interest rates again sometime in the first half of 1999. In the municipal market, we also foresee rates trending slightly lower.
  Based on this outlook, we have positioned the Fund to take advantage of a lower interest rate environment, but are careful not to be overly aggressive. With low rates, coupon will play a bigger role in our strategy. We will search for bonds with solid current income that possess the

INVESTMENT ADVISOR COMMENTARY                               Oregon Tax-Free Fund
------------------------------------------------------------------------

ability to move with interest rates. As always, we will continue our value approach to investing, searching for bonds that are somewhat undervalued. We feel this strategy gives the Fund price protections, which should help limit volatility.
  On the state level, we expect to see an increased supply of Oregon municipal bonds for two reasons. First, we believe issuers have learned how to deal with temporary restrictions limiting volume, as imposed by Oregon voters. Secondly, we feel there is a pent-up demand for infrastructure improvements throughout the state. As supply increases, our goal will be to improve the current yield. We hope to achieve this by adding higher yielding bonds, such as lower-grade investment securities and revenue bonds. As always, our research will focus on credit quality, maturity, sensitivity to interest rate movements and duration in order to provide competitive tax-free income.
  Past performance is no guarantee of future results.

1 A portion of the performance for the Class A, Class B and Institutional Class shares of the Oregon Tax-Free Fund reflects performance of a class of shares of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee these reductions will continue.

  For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes maximum contingent deferred sales charge for the corresponding time period.

  The Lehman Brothers Municipal Bond Index is an unmanaged index composed of municipal bonds. The index does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

2 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields

Oregon Tax-Free Fund                               INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

 include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

  A portion of the Fund's income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT). The Fund's taxable equivalent yield is based on the combined federal and state income tax rate of 45.04%. Any capital gains distribution may be taxable.

3 The average credit rating is compiled from ratings by Standard & Poor's and/or
  Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

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                                                                              31

Arizona Tax-Free Fund  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS - 95.01%
             ARIZONA - 81.99%
$ 1,000,000  Arizona HFA Revenue                                  4.75 %        10/01/30   $     961,250
    170,000  Bullhead City AZ Special Assessment Parkway
               Improvement District                               6.10          01/01/03         181,263
    500,000  Chandler AZ Street & Highway User Revenue            6.00          07/01/11         563,880
    110,000  Glendale AZ Improvement
               District #59                                       6.00          01/01/01         114,887
    175,000  Glendale AZ Improvement
               District #59                                       6.00          01/01/02         184,758
    750,000  Maricopa County AZ Hospital District AMBAC
               Insured                                            5.00          06/01/21         744,375
    570,000  Maricopa County AZ IDA Multifamily Housing
               Revenue GNMA Collateralized                        5.50          12/20/37         574,417
    250,000  Maricopa County AZ IDA Multifamily Housing
               Revenue MBIA Insured                               5.30          07/01/28         252,163
    500,000  Maricopa County AZ IDA Revenue                       5.25          11/15/37         503,125
    625,000  Maricopa County AZ USD Phoenix Elementary MBIA
               Insured                                            6.00          07/01/08         707,744
    500,000  Maricopa County AZ USD Project Series A AMBAC
               Insured                                            5.00          07/01/09         525,605
  1,000,000  Mesa AZ GO FGIC Insured                              6.50          07/01/09       1,182,500
    500,000  Mohave County AZ IDA Baptist Hospital Revenue
               MBIA Insured                                       5.70          09/01/15         536,580
    250,000  Navajo County AZ PCR Series A                        5.88          08/15/28         259,687
    750,000  Phoenix AZ Civic Improvement Corporation AMT
               Lien                                               5.00          07/01/14         751,875
  1,000,000  Phoenix AZ GO Series A                               6.25          07/01/16       1,167,720
    900,000  Phoenix AZ IDA Hospital Revenue Refunded Series
               B                                                  5.65          12/01/12         985,500
    750,000  Pima County AZ IDA                                   5.50          03/01/28         763,275
    500,000  Pima County AZ IDA Multifamily Housing Revenue
               Project GNMA Collateralized                        5.13          12/20/18         497,810

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)  Arizona Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
$   500,000  Tucson AZ Street & Highway Revenue Series C
               FGIC Insured                                       7.00 %        07/01/11   $     621,595
    500,000  Tucson AZ Street & Highway Revenue Series C
               FGIC Insured                                       7.00          07/01/12         625,880
  1,000,000  Tucson AZ Water Revenue                              5.13          07/01/21       1,003,870
    500,000  University of Arizona FSA Insured                    5.00          06/01/18         498,750
    500,000  Yavapai County AZ IDA Revenue                        5.45          06/01/33         507,500
                                                                                           --------------
                                                                                           $  14,716,009

             GUAM - 4.22%
$   700,000  Guam Housing Single Family Mortgage Backed
               Series A                                           5.75 %        09/01/31   $     757,218

             PUERTO RICO - 8.80%
$ 1,000,000  Puerto Rico Commonwealth                             5.50 %        07/01/26   $   1,040,000
    500,000  Puerto Rico Public Finance Corporation               5.38          06/01/18         539,375
                                                                                           --------------
                                                                                           $   1,579,375
             TOTAL MUNICIPAL BONDS                                                         $  17,052,602
             (Cost $16,392,282)

             SHORT-TERM INSTRUMENTS - 3.63%
             MUNICIPAL BONDS - 1.20%
$   215,000  Phoenix AZ Special Assessment                        7.00 %        01/01/99   $     215,015

Arizona Tax-Free Fund  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                                     VALUE
             SHORT-TERM INSTRUMENTS -
             MONEY MARKET FUNDS - 2.43%
    436,437  Stagecoach National Tax-Free Money Market Trust+X+                            $     436,437
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $     651,437
             (Cost $651,437)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $17,043,719)* (Notes 1 and 3)                      98.64%               $  17,704,054
              Other Assets and Liabilities, Net                         1.36                      244,680
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  17,948,734
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

+X+ THIS STAGECOACH FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A STAGECOACH MONEY MARKET FUND. THE FUND IS NOT CHARGED ANY INVESTMENT ADVISORY FEE FOR AMOUNTS INVESTED IN THE STAGECOACH MONEY MARKET FUND.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      663,937
Gross Unrealized Depreciation           (3,602)
                                --------------
NET UNREALIZED APPRECIATION     $      660,335
                                --------------
                                --------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hospital                                      21%
Public Improvements                           20%
Transportation                                16%
General Obligation                            13%
Housing                                       12%
Education                                     10%
Water                                          6%
Other                                          2%

Investment Categories Reflect Percentages of Investments in Securities

The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS - 98.13%
$ 2,000,000  ABAG Finance Authority for Nonprofit Corp CA
               Stanford University Hospital                       5.50 %        11/01/13   $   2,182,500
  1,000,000  ABAG Financing Authority for Nonprofit Corp COP      5.13          07/01/13       1,012,500
  2,000,000  Alameda County CA COP Medical Center Project         5.00          06/01/23       1,966,920
  1,000,000  Alameda County CA Water District Revenue COP
               Water System Project MBIA Insured                  6.20          06/01/13       1,098,550
  2,500,000  Anaheim CA PFA Tax Allocation Revenue
               Redevelopment Project Series A MBIA Insured        5.25          02/01/18       2,567,675
  3,620,000  Antioch CA PFA Water Revenue Treatment Plant
               Project MBIA Insured                               5.63          07/01/14       3,809,615
  1,330,000  Arcadia CA USD Capital Appreciation Series A
               MBIA Insured                                       4.15 #        09/01/06         971,060
  1,000,000  Baldwin Park CA PFA Revenue San Gabriel River
               Tax Allocation MBIA Insured                        5.00          08/01/21         997,370
  1,000,000  Bellevue CA USD COP MBIA Insured                     5.45 #        09/01/19         867,900
    810,000  Benicia CA USD Series B FGIC Insured                 5.13          08/01/12         849,083
  2,545,000  Bonita CA USD COP MBIA Insured                       5.63          05/01/10       2,749,465
  1,000,000  Brea CA PFA Lease Revenue MBIA Insured               4.75          07/01/18         975,140
  1,485,000  Brea CA PFA Water Revenue FGIC Insured               4.75          07/01/18       1,448,083
  1,300,000  Burbank Glendale Pasadena Airport Authority CA
               Airport Revenue AMBAC Insured                      6.40          06/01/10       1,401,283
  1,250,000  Cabrillo CA Community College District Series A
               FSA Insured                                        4.75          08/01/23       1,199,338
  1,000,000  Calaveras CA USD FSA Insured                         5.13          08/01/18       1,012,690
  1,125,000  California Community College Financing
               Authority Lease Revenue Series A MBIA Insured      4.63          10/01/19       1,072,238
    350,000  California Educational Facilities Authority          6.00          10/01/14         368,040

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,110,000  California Educational Facilities Authority
               Revenue Refunded Mills College MBIA Insured        5.00 %        09/01/12   $   1,152,247
  1,000,000  California Educational Facilities Authority
               Revenue Refunded University of San Diego
               AMBAC Insured                                      4.75          10/01/15         991,840
  1,000,000  California State DWR Central Valley Project
               Revenue                                            4.75          09/01/12       1,034,330
  1,500,000  California State DWR Central Valley Project
               Revenue                                            5.00          12/01/12       1,532,655
  1,830,000  California State DWR Central Valley Project
               Revenue Series L                                   5.75          12/01/13       1,954,349
  3,235,000  California State DWR Central Valley Project
               Series O                                           4.75          12/01/17       3,163,635
  1,195,000  California State EDFA Revenue Chapman College
               Refunding Pending                                  7.30          01/01/02       1,286,884
  1,000,000  California State EDFA Revenue Claremont
               Colleges Pooled Facilities                         6.38          05/01/22       1,073,430
     50,000  California State EDFA Revenue Pomona College         6.13          02/15/08          53,989
  1,000,000  California State EDFA Revenue Pomona College         5.60          12/01/14       1,066,250
  1,000,000  California State EDFA Revenue University of San
               Francisco MBIA Insured                             5.60          10/01/10       1,119,470
  1,500,000  California State Educational Facility Authority
               Revenue Pooled College and University Project
               Series C                                           5.13          03/01/15       1,535,625
  1,000,000  California State GO                                  4.75          09/01/11       1,037,300
  1,000,000  California State GO                                  5.00          10/01/11       1,043,750
  1,910,000  California State GO Eagles II Series 6               4.51 #        04/01/10       1,156,065
  3,000,000  California State GO MBIA Insured                     6.00          10/01/10       3,462,180
    320,000  California State HFA Home Mortgage Revenue AMT
               Series B Multiple Credit Enhancements              8.00          08/01/29         329,100

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   480,000  California State HFA Home Mortgage Revenue AMT
               Series D Multiple Credit Enhancements              7.75 %        08/01/10   $     497,740
    260,000  California State HFA Home Mortgage Revenue AMT
               Series G Multiple Credit Enhancements              8.15          08/01/19         264,007
  1,380,000  California State HFA Home Mortgage Revenue
               Series A Multiple Credit Enhancements              7.35          08/01/11       1,445,039
    355,000  California State HFA Home Mortgage Revenue
               Series B Multiple Credit Enhancements              7.25          08/01/10         370,883
     45,000  California State HFA Home Mortgage Revenue
               Series F Multiple Credit Enhancements              7.75          08/01/08          45,587
    140,000  California State HFA Insured Housing Revenue
               AMT Series C MBIA Insured                          7.00          08/01/23         147,935
    500,000  California State HFA Multi-Unit Home Rental
               Mortgage Revenue Series B-II                       6.70          08/01/15         533,290
    500,000  California State HFA Multi-Unit Home Rental
               Mortgage Revenue Series C-II AMT                   6.85          08/01/15         533,175
  2,825,000  California State HFA Multi-Unit Rental Housing
               Revenue Series A AMT                               5.50          08/01/15       2,859,070
  1,000,000  California State HFFA Gould Medical Foundation
               Escrowed to Maturity                               7.25          04/01/10       1,059,400
  1,250,000  California State HFFA Gould Medical Foundation
               Escrowed to Maturity                               7.30          04/01/20       1,320,925
  2,000,000  California State HFFA Revenue Catholic
               Healthcare West AMBAC Insured                      5.75          07/01/15       2,165,560
  1,000,000  California State HFFA Revenue Insured Health
               Facilities Valleycare Series State Insured         6.50          05/01/05       1,092,820
  1,500,000  California State HFFA Revenue Kaiser Permanente
               Series A                                           6.25          03/01/21       1,578,540

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,795,000  California State HFFA Revenue Scripps Memorial
               Hospital Series A MBIA Insured                     6.25 %        10/01/13   $   1,929,320
  2,000,000  California State HFFA Revenue Scripps Memorial
               Hospital MBIA Insured                              6.40          10/01/12       2,197,200
  2,000,000  California State HFFA Revenue Scripps Research
               Institute                                          6.63          07/01/14       2,209,700
  1,750,000  California State HFFA Revenue Small Insured
               Health Facilities Series A                         6.75          03/01/20       1,890,508
  3,500,000  California State HFFA San Diego Hospital
               Association MBIA Insured                           6.20          08/01/12       3,810,730
  1,000,000  California State Maritime Infrastructure
               Authority Revenue Port of San Diego Project
               AMBAC Insured                                      5.25          11/01/15       1,026,380
  2,500,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.35          06/01/09       2,736,875
  1,445,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.63          06/01/09       1,567,074
  1,000,000  California State PCFA San Diego Gas & Electric
               Co AMT                                             6.80          06/01/15       1,221,400
  4,355,000  California State GO AMBAC Insured                    5.75          03/01/15       4,809,668
  1,500,000  California State Public Works Board Lease
               Revenue California State University Project
               Series A                                           5.38          10/01/17       1,562,100
  2,000,000  California State Public Works Board Lease
               Revenue Community Colleges                         6.63          09/01/07       2,188,040
  1,000,000  California State Public Works Board Lease
               Revenue Department of Corrections AMBAC
               Insured                                            5.25          01/01/21       1,017,460
  3,000,000  California State Public Works Board Lease
               Revenue Department of Corrections AMBAC
               Insured                                            6.40          11/01/10       3,434,460
  4,000,000  California State Public Works Board Lease
               Revenue Department of Corrections Series A         5.40          01/01/09       4,347,920

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,000,000  California State Public Works Board Lease
               Revenue Department of Corrections Series A
               AMBAC Insured                                      5.50 %        01/01/15   $   2,142,440
  5,000,000  California State Universities & Colleges
               Revenue HSG System FGIC Insured                    5.80          11/01/17       5,470,050
  1,250,000  California State Water Department Reserve
               Center Series U                                    5.13          10/01/15       1,281,488
  5,000,000  California State Water Resource Central Valley
               Project Revenue                                    6.00          12/01/07       5,716,200
  1,500,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           5.50          10/01/14       1,552,515
  2,750,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           6.00          10/01/10       2,988,370
  1,000,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.20          01/01/11       1,044,580
  1,750,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25          01/01/12       1,827,875
  1,590,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25          01/01/13       1,651,088
  1,500,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25          01/01/14       1,549,470
  5,000,000  California Statewide CDA Revenue                     5.00          08/01/18       4,975,000
    500,000  California Statewide CDA Revenue COP Health
               Facilities Barton Memorial Hospital LOC -
               Banque Nationale de Paris                          6.40          12/01/05         536,780
  3,310,000  California Statewide CDA Revenue COP Hospital
               Cedars Sinai Medical Center                        6.50          08/01/12       3,808,354
  1,500,000  California Statewide CDA Revenue COP Sutter
               Health Obligated Group AMBAC Insured               6.00          08/15/09       1,626,855

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,935,000  California Statewide CDA Water Revenue Series A      6.00 %        07/01/10   $   2,109,285
  2,500,000  Calleguas Las Virgines CA PFA Municipal Water
               District FSA Insured                               5.00          11/01/23       2,475,625
  2,980,000  Calleguas Las Virgines CA PFA Municipal Water
               District FSA Insured                               5.00          11/01/17       2,997,254
  1,500,000  Campbell CA USD FGIC Insured                         5.00          08/01/17       1,515,165
  3,100,000  Capistrano CA Unified PFA Special Tax Revenue
               AMBAC Insured                                      5.25          09/01/09       3,355,750
  1,000,000  Capistrano CA USD                                    5.00          09/01/18       1,001,310
    200,000  Capitol Area Development Authority Sacramento
               CA Lease Revenue Series A MBIA Insured             6.50          04/01/12         219,630
  3,840,000  Cathedral City CA PFA RevenueTax Allocation
               Redevelopment Projects Series A MBIA Insured       5.25          08/01/13       4,015,718
  1,800,000  Chino Basin CA Regional Financial Authority
               Revenue Municipal Water District Sewer
               Systems Project AMBAC insured                      6.00          08/01/16       1,979,982
  7,500,000  Chino CA Electric Water Facility Authority
               Certificates Series A                              5.20          10/01/15       7,766,175
    400,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/07         433,552
    735,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/08         794,057
    820,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/10         882,295
    570,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/11         610,812
  2,000,000  Coachella CA Water Revenue COP FSA Insured           6.10          03/01/22       2,141,160
  2,500,000  Colton CA PFA Tax Allocation Series A MBIA
               Insured                                            5.00          08/01/18       2,503,325
  2,505,000  Contra Costa CA Water Treatment Revenue FGIC
               Insured                                            5.70          10/01/12       2,669,203

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   270,000  Contra Costa County CA Home Mortgage Revenue
               AMT Escrowed to Maturity                           7.75 %        05/01/22   $     352,436
  2,755,000  Contra Costa County CA Transportation Authority
               Sales Tax Revenue Series A Escrowed to
               Maturity                                           6.50          03/01/09       2,954,738
  4,000,000  Contra Costa County CA Transportation Authority
               Sales Tax Revenue Series A FGIC Insured            5.50          03/01/08       4,312,360
  3,655,000  Contra Costa County CA Water District Revenue
               Series G MBIA Insured                              5.75          10/01/14       3,970,244
  1,000,000  Contra Costa County CA Water Treatment Revenue
               Series A FGIC Insured                              5.60          10/01/10       1,065,710
  1,045,000  Contra Costa County CA PFA Lease Revenue
               Refunded Various Capital Facility Series A
               MBIA Insured                                       5.13          08/01/17       1,062,378
  1,000,000  Corona CA Community Facility District MBIA
               Insured                                            4.70          09/01/20         949,130
  2,635,000  Corona CA Community Facility District Special
               Tax Number 90-1-A MBIA Insured                     4.40          09/01/11       2,623,985
  2,820,000  Corona CA Community Facility District Special
               Tax Number 90-1-A MBIA Insured                     4.50          09/01/12       2,807,789
  1,505,000  Corona CA PFA Water Revenue FGIC Insured             4.75          09/01/18       1,467,330
  1,075,000  Cotati CA Facilities Financing Authority Tax
               Allocation Series A                                5.60          09/01/12       1,118,957
  1,250,000  Cucamonga County CA Water District COP
               Refinancing Facilities FGIC Insured                6.30          09/01/12       1,348,063
     15,000  Culver City CA RDFA AMBAC Insured                    6.75          11/01/15          15,655
  1,450,000  Cupertino CA Series B                                6.25          07/01/10       1,567,595
  1,355,000  Duarte CA COP City of Hope National Medical
               Center                                             6.13          04/01/13       1,426,570

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,500,000  East Bay CA MUD Wastewater Treatment System
               Revenue AMBAC Insured                              6.00 %        06/01/09   $   1,626,720
  7,480,000  East Bay CA MUD Wastewater Treatment System
               Revenue FGIC Insured                               5.00          06/01/16       7,548,592
  1,500,000  East Bay California Regional Park District           5.00          09/01/20       1,496,055
  2,000,000  East Stockton CA Water District COP Series A
               AMBAC Insured                                      4.75          04/01/17       1,956,740
  2,785,000  Elk Grove CA USD Special Tax MBIA Insured            5.10 #        12/01/15       1,189,334
  5,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              5.75          07/01/19       5,271,900
  1,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              6.00          07/01/12       1,160,190
  1,215,000  Emeryville CA PFA Lease Revenue Series A             5.00          05/01/18       1,216,519
  2,455,000  Emeryville CA PFA Revenue                            6.35          05/01/10       2,645,238
  2,475,000  Emeryville CA PFA Revenue MBIA Insured               5.00          09/01/19       2,468,590
  1,725,000  Escondido CA PFA Lease Revenue Center for the
               Arts AMBAC Insured                                 5.80          09/01/09       1,920,460
  2,000,000  Escondido CA PFA Lease Revenue Center for the
               Arts AMBAC Insured                                 6.00          09/01/18       2,211,360
  2,000,000  Escondido CA PFA Lease Revenue Escondido Civic
               Center Project Series B AMBAC Insured              6.13          09/01/11       2,279,200
  4,330,000  Escondido CA USD Series A FGIC Insured               5.13          09/01/15       4,436,950
  1,410,000  Fairfield CA PFA CGIC Insured                        5.20          08/01/08       1,493,825
  1,000,000  Folsom Cordova CA USD COP 1998 FSA Insured           5.13          03/01/18       1,013,320
  3,000,000  Fontana CA USD Convertible Series C FGIC
               Insured                                            6.15          05/01/20       3,404,760
  1,000,000  Foothill CA De Anza Community College Connie
               Lee Insured                                        5.25          09/01/21       1,013,810

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,270,000  Fremont CA USD Alameda County Series E FGIC
               Insured                                            5.90 %        09/01/15   $   1,433,157
  3,940,000  Fremont CA USD Alameda County Series F MBIA
               Insured                                            5.88          08/01/16       4,476,628
  3,800,000  Fresno CA Conference Center                          5.00          04/01/13       3,890,364
  1,000,000  Fresno CA COP Street Improvement Project             6.63          12/01/11       1,086,740
  2,000,000  Fresno CA Joint Powers Financing Authority
               Street Light Acquisition Project Series A          5.50          08/01/12       2,091,980
  1,000,000  Fresno CA Sewer Revenue Series A MBIA Insured        5.00          09/01/15       1,013,220
  2,000,000  Fresno CA USD Series A MBIA Insured                  5.70          08/01/15       2,175,640
  3,000,000  Fresno CA Water System Revenue FGIC Insured          6.00          06/01/16       3,336,210
  1,250,000  Fresno County CA Solid Waste Revenue American
               Avenue Landfill Project MBIA Insured               5.75          05/15/14       1,358,575
  1,500,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/09       1,619,940
  1,000,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/11       1,073,010
  1,000,000  Glendale CA USD Series A                             5.75          09/01/17       1,103,350
  1,650,000  Hayward CA COP Civic Center Project MBIA
               Insured                                            5.50          08/01/17       1,745,997
    575,000  Huntington Beach CA PFA Revenue Bond                 6.55          08/01/01         597,620
  2,800,000  Huntington Beach CA PFA Revenue Bond                 7.00          08/01/10       2,996,448
  1,000,000  Indian Wells CA RDFA Tax Allocation Whitewater
               Project MBIA Insured                               6.00          12/01/14       1,082,260
  1,000,000  Indian Wells CA Redevelopment Agency Tax
               Allocation MBIA Insured                            5.38          12/01/15       1,042,910
    500,000  Industry CA Urban Development Agency                 6.70          11/01/03         550,670
  1,280,000  Industry CA Urban Development Agency                 6.85          11/01/04       1,413,069

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   500,000  Industry CA Urban Development Agency Project 3       6.60 %        11/01/02   $     548,370
    435,000  Inglewood CA Redevelopment Agency Tax
               Allocation Series A AMBAC Insured                  5.25          05/01/17         457,015
  2,500,000  Irvine Ranch CA Water District Consolidated
               Bonds                                              5.10          10/01/05       2,500,000
  1,350,000  Jackson CA COP Water System Acquisition Project      6.80          09/01/23       1,482,840
    270,000  Jamul-Dulzura CA USD                                 6.40          08/01/16         294,805
  2,000,000  Jurupa CA Community Services Special Tax             4.75          09/01/18       1,950,000
  2,000,000  Kern CA High School District MBIA Insured            5.60          08/01/12       2,160,620
  2,000,000  King City CA Joint USD FGIC Insured                  5.00          08/01/20       1,994,800
  1,075,000  La Habra CA COP FSA Insured                          4.80          09/01/22       1,039,610
  1,240,000  La Habra CA COP Series B                             4.80          09/01/19       1,209,780
  1,400,000  La Quinta CA Redevelopment Agency Tax
               Allocation                                         5.13          09/01/18       1,419,418
  1,185,000  La Verne CA COP Capital Improvements Projects        5.70          06/01/15       1,220,040
  1,000,000  Lancaster CA School District COP FSA Insured         4.90          04/01/10       1,044,440
  1,000,000  Lancaster CA School District COP FSA Insured         5.13          04/01/14       1,033,680
  1,425,000  Long Beach CA Civic Center Project Series A
               MBIA Insured                                       5.00          10/01/17       1,432,538
  3,000,000  Long Beach CA Finance Authority Revenue              6.00          11/01/08       3,445,140
  1,000,000  Long Beach CA Finance Authority Revenue AMBAC
               Insured                                            6.00          11/01/17       1,150,340
  1,000,000  Long Beach CA Water Revenue                          6.13          05/01/19       1,122,180
  2,900,000  Los Angeles CA Airport Revenue Series A FGIC
               Insured                                            5.50          05/15/08       3,157,375
  1,000,000  Los Angeles CA Community College District COP
               Series A FGIC Insured                              5.90          08/15/07       1,084,060

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Los Angeles CA Community College District COP
               Series A FGIC Insured                              6.00 %        08/15/08   $   1,086,340
  4,695,000  Los Angeles CA DW&P Electric Plant Revenue           5.70          09/01/11       5,050,693
    200,000  Los Angeles CA DW&P Electric Plant Revenue           6.38          02/01/20         214,838
  2,000,000  Los Angeles CA DW&P Electric Plant Revenue
               Second Issue                                       5.75          08/15/11       2,126,720
  3,000,000  Los Angeles CA DW&P Waterworks Revenue               5.70          04/15/09       3,226,830
  2,775,000  Los Angeles CA Harbor Revenue Series B AMT           6.50          08/01/13       3,039,069
    340,000  Los Angeles CA Municipal Improvement Corp Lease
               Revenue Central Library Project Series A           6.30          06/01/16         366,506
     65,000  Los Angeles CA SFMR Series A AMT Multiple
               Credit Enhancements                                7.55          12/01/23          67,340
  2,000,000  Los Angeles CA USD COP Dr Francisco Bravo
               Medical Hospital                                   6.60          06/01/05       2,205,500
  2,800,000  Los Angeles CA USD COP Multiple Properties
               Project Series A FSA Insured                       5.40          10/01/09       3,051,048
  2,200,000  Los Angeles CA USD COP Multiple Properties
               Project Series A FSA Insured                       5.50          10/01/10       2,411,640
  1,950,000  Los Angeles CA USD COP Multiple Properties
               Project Series A FSA Insured                       5.50          10/01/16       2,066,610
  1,200,000  Los Angeles CA USD Series A                          6.00          07/01/13       1,388,556
 12,200,000  Los Angeles CA USD Series A FGIC Insured             5.00          10/01/19      12,168,158
  1,410,000  Los Angeles CA USD Series B FGIC Insured             5.00          07/01/17       1,418,037
  1,000,000  Los Angeles CA Wastewater System Revenue AMBAC
               Insured                                            6.25          06/01/12       1,100,130

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,070,000  Los Angeles CA WasteWater System Revenue
               Refunded Series A MBIA Insured                     4.90 %        12/01/10   $   2,167,870
  3,250,000  Los Angeles CA WasteWater System Revenue Series
               A FGIC Insured                                     5.00          06/01/23       3,218,638
  1,300,000  Los Angeles CA Wastewater System Revenue Series
               A MBIA Insured                                     5.70          06/01/13       1,387,841
  1,000,000  Los Angeles CA Wastewater System Revenue Series
               C MBIA Insured                                     5.50          06/01/13       1,059,640
  1,000,000  Los Angeles County CA Metropolitan
               Transportation Authority Revenue Series A          5.00          07/01/09       1,055,020
  1,975,000  Los Angeles County CA Metropolitan
               Transportation Authority Sales Tax Revenue
               Series A                                           5.50          07/01/13       2,079,142
  2,500,000  Los Angeles County CA Metropolitan
               Transportation Authority Sales Tax Revenue
               Series A AMBAC Insured                             5.50          07/01/17       2,631,250
  2,400,000  Los Angeles County CA Metropolitan
               Transportation Authority Series A AMBAC
               Insured                                            5.00          07/01/12       2,490,312
    480,000  Los Angeles County CA Transportation Commission
               Sales Tax Revenue Series B FGIC Insured            6.50          07/01/15         517,301
  1,370,000  Madera CA RDFA Tax Allocation Revenue FGIC
               Insured                                            5.75          09/01/11       1,486,984
  1,000,000  Manteca CA Financing Authority Tax Allocation
               Revenue MBIA Insured                               5.05          10/01/18       1,003,950
  2,000,000  Menlo Park CA CDA Tax Allocation Revenue MBIA
               Insured                                            5.38          06/01/16       2,082,060
    805,000  Merced County CA COP Revenue                         6.00          10/01/12         895,973
  1,000,000  Metropolitan Water District Southern CA Water
               Works Revenue                                      5.75          07/01/13       1,073,860
  2,000,000  Metropolitan Water District Southern CA Water
               Works Revenue MBIA Insured                         5.75          07/01/15       2,177,380

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 5,000,000  Metropolitan Water District Southern CA Water
               Works Revenue Series A                             5.00 %        07/01/16   $   5,052,750
  1,450,000  Metropolitan Water District Southern CA Water
               Works Revenue Series A                             5.00          07/01/17       1,457,932
  2,000,000  Mid Peninsula CA Regional Open Space District
               Promissory Notes                                   7.00          09/01/14       2,287,460
  1,000,000  Modesto CA Irrigation District Financing
               Authority Revenue Refunded Domestic Water
               Project Series D AMBAC Insured                     5.00          09/01/16       1,011,030
  2,780,000  Modesto CA PFA Lease Revenue AMBAC Insured           5.00          09/01/16       2,808,412
  3,545,000  Monrovia CA Redevelopment Agency Tax Allocation
               Project Area 1B AMBAC Insured                      5.13          05/01/17       3,602,819
    975,000  Monterey CA RDFA Lease Revenue Series A              5.80          11/01/10       1,005,878
    100,000  Monterey CA RDFA Lease Revenue Series A              6.63          11/01/11         103,477
  2,835,000  Mountain View CA Shoreline Regional Park
               Community Tax Allocation MBIA Insured              5.50          08/01/13       3,065,344
  1,230,000  National City CA CDA Tax Allocation Downtown
               Redevelopment Project Series B AMT AMBAC
               Insured                                            6.63          08/01/12       1,366,432
  1,405,000  Natomas CA USD FGIC Insured                          5.10          09/01/13       1,462,113
  1,945,000  Natomas CA USD FGIC Insured                          5.20          09/01/14       2,025,387
  2,060,000  Natomas CA USD FGIC Insured                          5.25          09/01/15       2,146,788
  2,000,000  Natomas CA USD FGIC Insured                          5.25          09/01/16       2,075,180
    720,000  Natomas CA USD Series A MBIA Insured                 5.75          09/01/12         779,875
  2,200,000  Nevada County CA Solid Waste Revenue                 6.50          10/01/06       2,400,266
  1,000,000  North City West CA School Facility Authority
               Special Tax Refunded Series B FSA Insured          5.75          09/01/15       1,092,500
    570,000  Northern California Power Agency Multiple
               Capital Facilities Revenue Series A MBIA
               Insured                                            6.50          08/01/12         630,260

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   430,000  Northern California Power Agency Multiple
               Capital Facilities Revenue Series A MBIA
               Insured.                                           6.50 %        08/01/12   $     478,212
  7,000,000  Northern California Transmission Revenue
               Project A MBIA Insured                             5.50          05/01/14       7,401,030
  1,035,000  Northridge CA Water District AMBAC Insured           5.40          02/01/11       1,097,266
  4,280,000  Northridge CA Water District Revenue AMBAC
               Insured                                            5.25          02/01/14       4,456,336
  1,000,000  Nuview CA USD COP                                    7.25          02/01/16       1,067,440
  1,465,000  Oakland CA FGIC Insured                              6.00          06/15/12       1,582,376
  1,560,000  Olivenhain CA Water District COP FGIC Insured        5.13          06/01/19       1,574,789
  1,500,000  Ontario CA RDFA Revenue Project One MBIA
               Insured                                            6.00          08/01/15       1,634,745
    800,000  Orange County CA Local Transportation Authority
               Sales Tax Revenue First Series Measure M           6.00          02/15/09         910,912
  4,400,000  Orange County CA Local Transportation Authority
               Sales Tax Revenue MBIA Insured                     6.00          02/15/08       5,013,624
  1,000,000  Orange County CA Water District Series A             5.50          08/15/10       1,066,990
  1,250,000  Palm Desert CA Financing Authority Tax
               Allocation MBIA Insured                            5.00          10/01/16       1,263,863
  1,145,000  Palm Desert CA Financing Authority Tax
               Allocation Revenue Housing MBIA Insured            5.00          10/01/14       1,172,125
  1,000,000  Palm Springs CA COP Refunded Multiple Capital
               Facilities Project AMBAC Insured                   5.75          04/01/17       1,096,320
  1,000,000  Palmdale CA Water District Revenue COP FGIC
               Insured                                            5.00          10/01/18       1,001,320
    165,000  Parlier CA Redevelopment Agency Tax Allocation       6.95          08/01/23         178,891
  1,075,000  Parlier CA Redevelopment Agency Tax Allocation
               Series A                                           6.95          08/01/23       1,209,644

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 4,720,000  Pasadena CA USD Series A                             5.00 %        05/01/20   $   4,707,634
  1,795,000  Pinole CA Redevelopment Agency Tax Allocation
               Refunded                                           5.00          08/01/17       1,805,249
  1,000,000  Pittsburgh CA PFA Revenue                            5.25          06/01/17       1,029,430
  3,285,000  Pittsburgh CA Redevelopment Agency Tax
               Allocation V/R Series A AMBAC Insured              5.00          08/01/13       3,348,959
  2,200,000  Placer County CA COP Juvenile Detention
               Facility MBIA Insured                              5.00          07/01/18       2,202,574
  1,000,000  Port of Oakland CA Special Facilities Revenue
               Mitsui OSK Lines Limited Series A AMT LOC -
               Industrial Bank of Japan Ltd                       6.70          01/01/07       1,083,320
  3,380,000  Port of Oakland CA Special Facilities Revenue
               Mitsui OSK Lines Ltd Series A AMT LOC -
               Industrial Bank of Japan Ltd                       6.80          01/01/19       3,666,692
  4,000,000  Poway CA USD Special Tax Community Facility
               MBIA Insured                                       4.75          10/01/14       4,005,080
  1,000,000  Rancho CA Water District Financing Authority
               Revenue AMBAC Insured                              5.00          08/15/14       1,016,420
  1,325,000  Redding CA Joint Powers Financing Authority
               Wastewater Revenue Series A FGIC Insured           6.00          12/01/11       1,443,535
  1,100,000  Richmond CA Joint Powers Financing Authority
               Lease and Gas Tax Revenue Series A                 5.25          05/15/13       1,131,339
  1,500,000  Riverside CA Asset Leasing Revenue Hospital
               Project Series B                                   5.00          06/01/19       1,496,250
  1,000,000  Riverside CA Electric Revenue AMBAC Insured          5.00          10/01/18       1,001,320
  5,000,000  Riverside CA Electric Revenue Refunded AMBAC
               Insured                                            5.00          10/01/22       4,952,200
  1,055,000  Riverside CA Sewer Revenue FGIC Insured              5.00          08/01/10       1,122,393

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 5,750,000  Riverside County CA Asset Leasing Corp Revenue
               Riverside County Hospital Project A                6.38 %        06/01/09   $   6,224,375
  1,170,000  Riverside County CA COP MBIA Insured                 5.00          11/01/12       1,215,092
  1,045,000  Riverside County CA PFA Special Tax Revenue
               Series A MBIA Insured                              5.25          09/01/10       1,116,290
  1,000,000  Riverside County CA PFA Special Tax Revenue
               Series A MBIA Insured                              5.25          09/01/13       1,046,110
    200,000  Riverside County CA SFMR Project A AMT GNMA
               Collateralized                                     6.85          10/01/16         215,140
  1,000,000  Rocklin CA USD Community Facility District
               Special Tax MBIA Insured                           5.75          09/01/18       1,086,960
  1,000,000  Roseville CA COP AMBAC Insured                       5.25          02/01/17       1,030,930
  1,335,000  Roseville CA Joint USD Capital Appreciation
               Series A                                           4.24 #        08/01/06         970,799
  1,000,000  Sacramento CA Airport Commission International
               Airport Revenue AMBAC Insured                      6.00          07/01/16       1,143,150
    800,000  Sacramento CA Airport Revenue Series A FGIC
               Insured                                            6.00          07/01/12         853,696
  1,200,000  Sacramento CA Airport Revenue Series A FGIC
               Insured                                            6.00          07/01/12       1,306,476
  1,500,000  Sacramento CA Area Flood Control Authority
               Special Assessment FGIC Insured                    5.38          10/01/15       1,563,315
  1,000,000  Sacramento CA Financing Authority Lease Revenue
               Series A                                           4.75          05/01/23         959,650
      5,000  Sacramento CA Financing Authority Revenue
               Prerefunded                                        6.70          11/01/11           5,411
  2,300,000  Sacramento CA Light Rail Transportation Project      6.00          07/01/12       2,433,745
  1,900,000  Sacramento CA Light Rail Transportation Project      6.75          07/01/07       2,056,750
  2,500,000  Sacramento CA MUD Electric Revenue MBIA Insured      6.25          08/15/10       2,931,075
  2,400,000  Sacramento CA MUD Electric Revenue Series E
               MBIA-IBC Insured                                   5.70          05/15/12       2,585,928

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Sacramento CA MUD Electric Revenue Series L          5.00 %        07/01/12   $   1,037,630
  7,475,000  Sacramento CA MUD Electric Revenue Series L          5.10          07/01/14       7,710,911
     50,000  Sacramento CA MUD Electric Revenue Series Z
               FGIC Insured                                       6.45          07/01/10          53,988
    200,000  Sacramento CA Municipal Utility District
               Revenue Series C FGIC Insured                      5.75          11/15/08         216,750
    300,000  Sacramento CA Municipal Utility District Series
               C FGIC Insured                                     5.75          11/15/08         332,625
    115,000  Sacramento CA Redevelopment Agency Tax
               Allocation MBIA Insured                            6.50          11/01/13         122,696
  1,125,000  Sacramento County CA COP Public Facilities
               Project AMBAC Insured                              5.00          10/01/12       1,168,076
  2,000,000  Sacramento County CA Main Detention Facility
               MBIA Insured                                       5.75          06/01/15       2,140,760
  5,000,000  San Bernardino CA Water Department Revenue COP       5.00          02/01/17       5,029,650
    380,000  San Bernardino County CA West Valley Detention
               Center MBIA Insured                                6.50          11/01/12         420,846
    200,000  San Bernardino County CA Transportation
               Authority Sales Tax Revenue FGIC Insured           6.00          03/01/10         216,560
  1,775,000  San Bernardino County CA Transportation
               Authority Series A FSA Insured                     4.88          03/01/10       1,857,147
  4,000,000  San Buenaventura CA COP AMBAC Insured                6.00          01/01/12       4,340,000
  3,460,000  San Diego CA COP FGIC Insured                        5.00          08/01/21       3,427,787
  1,725,000  San Diego CA PFA Revenue Series A AMBAC Insured      5.00          08/01/23       1,708,319
  8,195,000  San Diego CA PFA Sewer Revenue FGIC Insured          5.00          05/15/15       8,290,390
  1,000,000  San Diego CA Public Safety Commission Project
               GO                                                 5.50          04/01/08       1,103,000
  1,000,000  San Diego CA Public Safety Commission Project
               GO                                                 6.50          07/15/07       1,177,820

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 4,500,000  San Diego County CA Regional Transportation
               Community Sales Tax Revenue Series A Escrowed
               to Maturity                                        6.00 %        04/01/08   $   4,985,550
  1,000,000  San Dimas CA Redevelopment Agency FSA Insured        5.00          09/01/16       1,011,030
  3,950,000  San Elijo Joint Powers Authority San Diego
               County CA Water PCR Facility FGIC Insured          5.38          03/01/13       4,111,555
  2,250,000  San Francisco CA BART Sales Tax Revenue FGIC
               Insured                                            5.50          07/01/15       2,380,050
    700,000  San Francisco CA City & County RDFA Tax
               Allocation Capital                                 4.27 #        08/01/08         466,767
  1,940,000  San Francisco CA City & County Refunded Series
               1 FGIC Insured                                     5.20          06/15/15       1,999,054
  1,250,000  San Francisco CA State Building Authority Civic
               Center Complex Series A AMBAC Insured              5.25          12/01/21       1,279,425
  6,000,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road                                   4.05 #        01/15/05       4,710,420
  1,345,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road                                   4.19 #        01/15/07         963,356
  4,000,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road                                   7.55 #        01/01/10       4,185,000
  1,000,000  San Mateo CA Flood Control District COP Colma
               Creek Flood Control Zone MBIA Insured              5.25          08/01/17       1,029,820
  1,130,000  San Mateo CA Sewer Revenue FSA Insured               5.50          08/01/14       1,218,366
  1,500,000  San Mateo County CA Joint Powers Authority
               Lease Revenue FSA Insured                          5.00          07/15/14       1,535,115
  1,500,000  San Mateo County CA Joint Powers Series A FSA
               Insured                                            5.00          07/15/18       1,503,315
  6,000,000  Santa Ana CA Financing Authority Revenue
               Refunded South Harbor Boulevard Series A           5.00          09/01/19       5,984,460

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 4,010,000  Santa Clara CA RDFA Tax Allocation Bayshore
               North Project AMBAC Insured                        5.75 %        07/01/14   $   4,296,555
  4,200,000  Santa Clara County CA COP Multiple Facilities
               Project AMBAC Insured                              6.00          05/15/12       4,583,250
  1,185,000  Santa Clara County CA District Sales Tax
               Revenue Series A                                   5.25          06/01/17       1,215,004
  1,000,000  Santa Clara County CA Financing Authority Lease
               Revenue Series A AMBAC Insured                     4.85          11/15/10       1,043,370
  3,000,000  Santa Fe Springs CA Community Development
               Common Tax Allocation Series A MBIA Insured        5.00          09/01/17       3,015,780
  1,575,000  Santa Fe Springs CA Community Development
               Common Tax Allocation Series A MBIA Insured        5.13          09/01/16       1,607,319
  3,020,000  Santa Fe Springs CA Community Development
               Common Tax Allocation Series A MBIA Insured        5.13          09/01/22       3,039,449
  1,750,000  Santa Maria CA RDFA Town Center West Side
               Parking Facilities FSA Insured                     5.25          06/01/11       1,831,953
  1,195,000  Santa Rosa CA High School District FGIC Insured      5.90          05/01/13       1,312,743
  2,575,000  Santa Rosa CA Wastewater Revenue FGIC insured        4.90          09/01/11       2,665,846
  3,450,000  Santa Rosa CA Wastewater Treatment Plant FGIC
               Insured                                            4.75          09/01/16       3,400,838
  1,000,000  Saratoga CA USD Series A FGIC Insured                5.38          09/01/17       1,040,270
  1,000,000  Shasta CA Joint Powers Financing Authority
               Lease Revenue Courthouse Improvement Project
               MBIA Insured                                       5.00          06/01/18       1,001,290
  1,000,000  Sonoma County CA Water & Wastewater Financing
               Authority FSA Insured                              5.00          08/01/18       1,001,330
  1,000,000  Sonoma Valley CA USD FSA Insured                     6.00          07/15/21       1,108,860

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 5,720,000  South County CA Regional Wastewater Authority
               Revenue Capital Improvement FGIC Insured           5.75 %        08/01/10   $   6,123,317
  1,000,000  Southern CA Public Power Project Revenue             6.75          07/01/11       1,219,410
    600,000  Southern California State SFMR Series A AMT
               GNMA Collateralized                                7.63          10/01/22         620,148
    350,000  Southern California State SFMR Series A AMT
               GNMA Collateralized                                7.63          10/01/23         365,768
    580,000  Southern California State SFMR Series A AMT
               GNMA/FNMA Collateralized                           6.75          09/01/22         611,482
    665,000  Southern California State SFMR Series A AMT
               GNMA/FNMA Collateralized                           7.35          09/01/24         693,296
  2,000,000  Stanislaus County CA Capital Improvement
               Program Series A MBIA Insured                      5.25          05/01/14       2,084,200
  1,600,000  Stanislaus County CA COP Capital Improvement
               Project AMBAC Insured                              5.25          05/01/18       1,640,592
  2,720,000  Stanislaus County CA COP Capital Improvement
               Project Series A MBIA Insured                      5.00          05/01/10       2,854,966
     20,000  Stockton CA SFMR Government Agency
               Collateralized                                     7.50          02/01/23          22,445
  5,690,000  Sulphur Springs CA USD Series A MBIA Insured         4.73 #        09/01/13       2,848,869
  1,465,000  Sunnyvale CA Elementary School District Series
               A                                                  5.70          09/01/20       1,543,363
  1,000,000  Sunnyvale CA Financing Authority Utilities
               Revenue Solid Waste Materials Series B AMT
               MBIA Insured                                       6.00          10/01/08       1,084,850
  1,000,000  Temecula CA Community Services Recreational
               Center Project                                     7.13          10/01/12       1,109,850
  1,000,000  Temecula Valley CA USD Series D FGIC Insured         6.00          09/01/14       1,083,880
  1,640,000  Temple City CA USD Series A FGIC Insured             5.10          08/01/19       1,662,255

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Three Valleys CA Municipal Water District
               Revenue COP FGIC Insured                           5.00 %        11/01/14   $   1,014,850
  2,000,000  Three Valleys CA Municipal Water District
               Revenue COP FGIC Insured                           5.25          11/01/10       2,111,060
  1,000,000  Torrance CA COP AMBAC Insured                        5.50          04/01/11       1,080,190
  1,900,000  Torrance CA COP AMBAC Insured                        5.50          04/01/12       2,046,927
  2,705,000  Torrance CA COP AMBAC Insured                        5.75          04/01/16       2,930,651
  1,100,000  Travis CA USD COP AMBAC Insured                      5.40          09/01/19       1,143,967
  1,000,000  Truckee-Donner Public Utility District COP
               Water System Improvement Project                   5.50          11/15/16       1,068,560
  2,250,000  Twentynine Palms CA Water District COP               7.00          08/01/17       2,420,033
  1,000,000  Union City CA Community RDFA Tax Allocation
               Revenue Community Redevelopment Project AMBAC
               Insured                                            5.65          10/01/14       1,064,760
  1,645,000  University of California Revenue Housing System
               Series A AMBAC Insured                             5.50          11/01/11       1,759,953
  3,400,000  University of California Revenue Multiple
               Purpose Project C AMBAC Insured                    5.25          09/01/11       3,564,662
  1,000,000  University of California Revenue Multiple
               Purpose Projects AMBAC Insured                     4.75          09/01/15         991,870
  1,000,000  University of California Revenue Refunded
               Multiple Purpose Projects Series E MBIA
               Insured                                            5.13          09/01/20       1,010,560
  3,200,000  University of California Revenue Seismic Safety
               Project MBIA Insured                               5.50          11/01/10       3,438,176
    990,000  Upland CA HFA Revenue Issue A                        7.85          07/01/20       1,019,581
  1,000,000  Upland CA Redevelopment Agency Tax Allocation        4.85          09/01/23         973,420
  1,000,000  Vacaville CA PFA Tax Allocation Redevelopment
               Project MBIA Insured                               6.35          09/01/22       1,051,270

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 3,275,000  Vallejo CA Revenue Water Improvement Project
               FSA Insured                                        5.70 %        05/01/16   $   3,569,324
  2,000,000  Ventura CA COP Public Facilities                     5.75          12/01/06       2,189,480
  2,000,000  Ventura CA COP Public Facilities Corporation IV      5.75          12/01/07       2,184,780
  1,305,000  Vista CA Community Redevelopment Project Area B
               Tax Allocation                                     5.10          09/01/18       1,325,828
  4,250,000  Walnut Creek CA John Muir Medical Center MBIA
               Insured                                            5.00          02/15/16       4,267,170
  1,135,000  Walnut Valley CA USD Series C FGIC Insured           5.75          08/01/15       1,219,353
  1,130,000  West Hollywood CA COP MBIA Insured                   5.10          02/01/16       1,151,549
  1,125,000  West Hollywood CA COP MBIA Insured                   5.10          02/01/17       1,140,683
  1,170,000  West Sacramento CA Financing Authority Revenue
               Water System Improvement Project FGIC Insured      5.50          08/01/15       1,219,128
  2,780,000  West Sacramento CA Redevelopment Agency Tax
               Allocation                                         4.75          09/01/20       2,692,208
  1,200,000  Westminster CA RDFA AMT                              6.50          08/01/10       1,270,428
  1,000,000  Whittier CA Educational Facilities Revenue
               Whittier College Connie Lee Insured                5.40          12/01/18       1,025,330
  1,000,000  Yolo County CA HFA Mortgage Revenue AMT FHA
               Collateralized                                     7.20          08/01/33       1,081,800
  1,040,000  Yolo County CA Library Special Tax Community
               Facilities                                         6.25          12/01/22       1,125,020
                                                                                           --------------
             TOTAL CALIFORNIA MUNICIPAL BONDS                                              $ 693,533,726
             (Cost $647,321,912)

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Bond Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                                     VALUE
             SHORT-TERM INSTRUMENTS - 0.87%
             MONEY MARKET FUNDS - 0.24%
  1,737,146  Stagecoach California Tax-Free Money Market Trust+X+                          $   1,737,146


                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE

             SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - 0.63%
$ 1,750,000  California HFFA V/R FSA Insured+                     5.10 %        07/01/22   $   1,750,000
  1,000,000  California State PCFA Shell Oil Company
               Project V/R Series C+                              5.10          11/01/00       1,000,000
  1,000,000  California State PCFA Southern California
               Edison V/R Series C+                               5.20          02/28/08       1,000,000
    700,000  Chula Vista CA Industrial Development Revenue
               V/R San Diego Gas & Electric Company+              5.15          03/01/23         700,000
                                                                                           --------------
                                                                                           $   4,450,000
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   6,187,146
             (Cost $6,187,146)

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      California Tax-Free Bond Fund
------------------------------------------------------------------------

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $653,509,058)* (Notes 1 and 3)                     99.00%               $  699,720,872
              Other Assets and Liabilities, Net                         1.00                     7,039,590
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  706,760,462
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  #  YIELD TO MATURITY.
+X+ THIS STAGECOACH FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A STAGECOACH MONEY MARKET FUND. THE FUND IS NOT CHARGED ANY INVESTMENT ADVISORY FEE FOR AMOUNTS INVESTED IN THE STAGECOACH MONEY MARKET FUND.
  + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   46,382,874
Gross Unrealized Depreciation         (171,060)
                                --------------
NET UNREALIZED APPRECIATION     $   46,211,814
                                --------------
                                --------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Education                                     17%
Water                                         15%
Sales Tax                                     14%
Public Improvements                           13%
General Obligation                             9%
Lease                                          7%
Sewer                                          7%
Electric                                       6%
Transportation                                 4%
Health                                         3%
Housing                                        2%
Airport                                        1%
Hospital                                       1%
Other                                          1%

Investment Categories Reflect Percentages of Investments in Securities

The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                    California Tax-Free Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS - 96.16%

$ 2,060,000  California Statewide Community Development
               Authority Revenue Connie Lee Insured               5.25 %        07/01/05   $   2,197,175
  1,100,000  California ABAG Finance Authority For Nonprofit
               Corporation                                        5.00          07/01/07       1,149,500
  1,250,000  California State AMT Veterans Bonds Series B         4.65          12/01/05       1,280,238
  2,000,000  California State AMT Veterans Bonds Series B         4.95          12/01/07       2,067,760
  1,250,000  California State Public Works Board Lease
               Revenue                                            5.25          11/01/08       1,354,688
  1,000,000  California State Public Works Board Lease
               Revenue Series A                                   6.63          10/01/10       1,120,430
    250,000  Carlsbad CA USD COP Phase III                        6.70          11/01/99         257,213
  2,000,000  Central Valley Finance Authority Revenue MBIA
               Insured                                            5.25          07/01/10       2,160,000
  2,000,000  Contra Costa County CA COP MBIA Insured              5.25          11/01/10       2,155,000
    685,000  Foster City CA PFA                                   5.40          09/01/01         713,249
  1,000,000  Industry CA Urban Development Agency FSA
               Insured                                            4.70          05/01/04       1,028,400
  1,000,000  Los Angeles CA Airport Revenue Series A FGIC
               Insured                                            6.00          05/15/05       1,116,250
  1,460,000  Los Angeles CA DW&P Revenue Project                  9.00          10/15/03       1,786,719
  2,500,000  Los Angeles CA Harbor Department Revenue AMT
               Series B                                           5.00          08/01/02       2,603,425
  1,300,000  Los Angeles CA Waste Water System Revenue
               Series A MBIA Insured                              8.50          06/01/03       1,546,779
  2,000,000  Los Angeles CA Waste Water System Revenue
               Series D FGIC Insured                              8.70          11/01/03       2,430,120
    500,000  Morgan Hill CA RDFA Tax Allocation Ojo De Agua
               Community Development Project                      5.60          03/01/00         506,300
  1,075,000  Mount Diablo CA USD Community Facilities
               District Special Tax AMBAC Insured                 8.00          08/01/03       1,261,373

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Income Fund                    DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Northern California Public Power Agency Revenue
               Series A AMBAC Insured                             5.00 %        07/01/04   $   1,057,670
  1,110,000  Paramount CA USD Series A FSA Insured                4.60          09/01/10       1,135,750
  2,500,000  Rancho CA Water District Financing Authority
               Revenue                                            4.70          08/15/21       2,541,500
  2,000,000  Roseville CA Financial Agency Authority Revenue
               Series A FSA Insured                               4.50          09/01/08       2,055,820
    300,000  Sacramento CA Light Rail Transportation Project      6.30          07/01/00         312,060
    975,000  Sacramento CA Workers Compensation Program           5.75          06/01/03       1,016,896
    500,000  San Diego CA Transportation Authority COP Bus
               Acquistion Project                                 6.60          12/01/01         516,325
  1,000,000  San Diego County CA Regional Transportation
               Commission Sales Tax Revenue Series A FGIC
               Insured                                            6.25          04/01/02       1,079,570
  1,145,000  San Francisco CA City & County Airport
               Community International Airport Series 18B
               MBIA Insured                                       5.25          05/01/09       1,245,050
  1,090,000  San Francisco CA City & County International
               Airport Revenue MBIA Insured                       8.00          05/01/05       1,323,097
  1,150,000  San Francisco CA City & County International
               Airport Revenue AMT MBIA Insured                   8.00          05/01/05       1,399,504
  2,500,000  San Joaquin Hills CA Transportation Corridor
               Agency Revenue                                     3.78 #        01/01/02       2,234,375
  1,555,000  San Jose CA Improvement Board Act of 1915 AMBAC
               Insured                                            4.65          09/02/08       1,602,194
    500,000  Santa Monica CA Wastewater Enterprise Revenue
               Hyperion Project                                  12.00          01/01/01         578,760
  1,000,000  South Orange County CA PFA Special Tax Revenue
               Series C FGIC Insured                              5.75          08/15/05       1,105,000

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                    California Tax-Free Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,000,000  Southern California Rapid Transit District
               Certificates Participation MBIA Insured            7.50 %        07/01/05   $   2,192,760
  1,100,000  Southern California State Public Power
               Authority                                          6.75          07/01/00       1,152,250
  3,000,000  Southern California State Public Power
               Authority Project                                  6.88          07/01/03       3,191,250
  1,000,000  University of California Multiple Projects
               Revenue Series A MBIA Insured                      6.00          09/01/02       1,079,630
  1,000,000  University of California Research Facility
               Series B                                           6.50          09/01/03       1,110,590
                                                                                           --------------
             TOTAL CALIFORNIA MUNICIPAL BONDS                                              $  54,664,670
             (Cost $53,217,474)

                                                      PORTFOLIO OF INVESTMENTS -
California Tax-Free Income Fund                    DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                                     VALUE
             SHORT-TERM INSTRUMENTS - 2.51%
             MONEY MARKET FUNDS - 2.51%
  1,429,000  Stagecoach California Tax-Free Money Market Trust+X+                          $   1,429,000
             (Cost $1,429,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $54,646,474)* (Notes 1 and 3)                      98.67%               $  56,093,670
              Other Assets and Liabilities, Net                         1.33                      756,921
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  56,850,591
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  #  YIELD TO MATURITY.
+X+ THIS STAGECOACH FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A STAGECOACH MONEY MARKET FUND. THE FUND IS NOT CHARGED ANY INVESTMENT ADVISORY FEE FOR AMOUNTS INVESTED IN THE STAGECOACH MONEY MARKET FUND.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    1,458,470
Gross Unrealized Depreciation          (11,274)
                                --------------
NET UNREALIZED APPRECIATION     $    1,447,196
                                --------------
                                --------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

General Obligation                            20%
Transportation                                13%
Public Improvements                           11%
Electric                                      10%
Education                                     10%
Airport                                        9%
Water                                          8%
Sewer                                          8%
Sales Tax                                      5%
Lease                                          4%
Other                                          2%

Investment Categories Reflect Percentages of Investments in Securities

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED) National Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS - 98.48%
             ALASKA - 0.18%
$   100,000  Valdez AK Marine Term Revenue Pipelines Inc
               Series A                                           5.85 %         08/01/25  $     103,125

             CALIFORNIA - 6.11%
$    20,000  California State GO                                  6.00 %         02/01/01  $      20,969
  1,540,000  California State Veterans Bonds Series BN            5.45           12/01/28      1,577,453
  1,000,000  California Student Education Loan Marketing
               Corporation                                        5.88           01/01/18        952,050
  1,000,000  San Francisco CA City & County Airport               4.50           05/01/28        917,870
                                                                                           --------------
                                                                                           $   3,468,342

             COLORADO - 7.83%
$ 2,000,000  Colorado Health Facility Authority Revenue           5.75 %         09/15/22  $   2,031,600
  2,000,000  Denver CO City & County Airport Revenue Series
               A MBIA Insured                                     5.60           11/15/20      2,102,880
    270,000  El Paso County CO USD                                6.15           12/15/08        312,323
                                                                                           --------------
                                                                                           $   4,446,803

             CONNECTICUT - 1.20%
$   655,000  Connecticut State HFA Series B4                      7.30 %         11/15/03  $     680,565

             FLORIDA - 0.26%
$   140,000  Brevard County FL HFA SFMR Refunded Series B
               FSA Insured                                        7.00 %         03/01/13  $     148,050

             GEORGIA - 3.43%
$ 2,000,000  Baldwin County GA Hospital                           5.38 %         12/01/28  $   1,949,440

National Tax-Free Fund PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             IDAHO - 3.45%
$   900,000  Idaho Health Facilities Authority Revenue            5.45 %         07/15/23  $     898,875
    995,000  Idaho State HFA SFMR Series C-2 AMT                  6.35           07/01/15      1,058,680
                                                                                           --------------
                                                                                           $   1,957,555

             ILLINOIS - 12.92%
$ 1,000,000  Chicago IL Midway Airport Revenue                    5.00 %         01/01/28  $     974,820
    200,000  Chicago IL O'Hare International Airport Revenue
               Series A                                           6.75           01/01/06        230,744
    500,000  Chicago IL O'Hare International Airport Special
               Facilities Revenue AMT LOC - Bayerische
               Landesbank                                         7.13           05/01/18        535,625
  1,280,000  Du Page County IL Community High School              4.58 #         12/01/11        712,909
  1,000,000  Illinois Development FHA Revenue Series A FHA
               Insured                                            5.75           07/01/18      1,033,340
  1,000,000  Illinois Development Finance Authority Revenue
               Community Rehabilitation Providers Series A        5.70           07/01/19      1,005,880
  1,120,000  Illinois Development Finance Authority Revenue
               Community Rehabilitation Providers Series C        5.65           07/01/19      1,124,234
  1,000,000  Illinois HFFA Revenue Edward Hospital Series A       5.75           02/15/09      1,062,130
  1,635,000  McHenry County IL Community Unified School           5.17 #         12/01/16        654,718
                                                                                           --------------
                                                                                           $   7,334,400

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED) National Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             INDIANA - 5.37%
$ 1,940,000  Howard County IN Jail & Juvenile Detention
               Center AMBAC Insured                               5.25 %         01/15/12  $   2,024,254
  1,000,000  Indiana State Educational Facility Authority
               Revenue Butler University Project MBIA
               Insured                                            5.30           01/01/27      1,024,470
                                                                                           --------------
                                                                                           $   3,048,724

             IOWA - 3.17%
$ 1,435,000  Iowa State HFA SFMR Series B AMT GNMA/FNMA
               Collateralized                                     6.95 %         07/01/24  $   1,521,114
    265,000  Iowa State HFA SFMR Series B AMT GNMA/FNMA
               Collateralized                                     7.45           07/01/23        280,846
                                                                                           --------------
                                                                                           $   1,801,960

             KENTUCKY - 0.26%
$   140,000  Kentucky State Housing Corporation Revenue FHA
               Insured                                            6.50 %         07/01/17  $     149,338

             LOUISIANA - 0.58%
$   310,000  Louisiana State PFA Student Loan Revenue AMT
               FSA Insured                                        6.85 %         01/01/09  $     328,144

             MASSACHUSETTS - 1.92%
$ 1,000,000  Massachusetts State HFA Residential Development
               FNMA Collateralized                                6.90 %         11/15/21  $   1,088,560

             MINNESOTA - 1.16%
$   250,000  Minneapolis MN Community Development Agency
               Series 7-A                                         5.50 %         06/01/12  $     262,233
    375,000  Minneapolis-St Paul MN Housing Finance Board
               Revenue SFMR Phase IX AMT GNMA Collateralized      7.30           08/01/31        394,792
                                                                                           --------------
                                                                                           $     657,025

National Tax-Free Fund PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             MISSISSIPPI - 0.90%
$   500,000  Jones County MS Hospital Revenue South Central
               Regional Medical Center                            4.90 %         12/01/04  $     509,100

             MONTANA - 1.74%
$ 1,000,000  Lewis & Clark County MT Environmental Revenue        5.60 %         01/01/27  $     986,210

             NEBRASKA - 1.81%
$   995,000  Nebraska Finance Authority Single Family
               Housing Series B GNMA/ FNMA/FHLMC
               Collateralized                                     5.85 %         09/01/28  $   1,029,825

             NEVADA - 1.91%
$   500,000  Clark County NV Las Vegas Convention & Visitors
               Authority FSA Insured                              6.00 %         07/01/26  $     564,395
    500,000  Reno NV Hospital Revenue                             5.63           05/15/23        519,215
                                                                                           --------------
                                                                                           $   1,083,610

             NEW JERSEY - 2.38%
$ 1,250,000  New Jersey State MFHR FHA Collateralized             7.00 %         05/01/30  $   1,353,825

             NEW YORK - 2.16%
$   250,000  New York NY FGIC Series E                            6.00 %         08/01/12  $     279,263
  1,000,000  New York State Dormatory Authority Lease
               Revenue                                            4.75           01/15/29        946,710
                                                                                           --------------
                                                                                           $   1,225,973

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED) National Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             OKLAHOMA - 2.28%
$   200,000  Pryor Creek OK Economic Development Authority
               Mortgage Revenue Series A FNMA Collateralized      7.13 %         07/01/21  $     208,726
    530,000  Tulsa County OK HFA Mortgage Revenue Series B
               Remarket AMT GNMA Collateralized                   7.10           06/01/22        561,191
    500,000  Tulsa County OK HFA Mortgage Revenue Series B
               Remarket AMT GNMA Collateralized                   7.55           05/01/23        523,500
                                                                                           --------------
                                                                                           $   1,293,417

             OREGON - 1.71%
$ 1,000,000  Oregon State Health Housing Educational &
               Cutural Facilities Authority                       5.25 %         10/01/16  $     973,740

             PENNSYLVANIA - 8.05%
$ 2,250,000  Chester County PA Health & Education Facilities      5.38 %         05/15/27  $   2,269,688
    500,000  Pennsylvania State Higher EDFA Student Loan
               Revenue Series D AMT AMBAC Insured                 7.05           10/01/16        525,625
  1,750,000  Pittsburgh PA Water & Sewer Authority                5.25           09/01/23      1,778,227
                                                                                           --------------
                                                                                           $   4,573,540

             TENNESSEE - 1.84%
$ 1,000,000  Shelby County TN Health Educational & Housing
               Facility Series A                                  6.00 %         07/01/28  $   1,044,240

National Tax-Free Fund PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             TEXAS - 5.46%
$   250,000  Decatur TX Indeptness School District                6.13 %         08/01/25  $     269,320
    250,000  El Paso TX GO                                        7.00           08/15/06        295,037
  1,000,000  Gulf Coast Texas Waste Disposal                      5.50           09/01/17      1,016,200
    125,000  Port Arthur TX MBIA Insured                          8.50 #         02/15/03        146,417
    350,000  Travis County TX HFC Residential Mortgage
               Revenue Series A GNMA/ FNMA Collateralized         7.00           12/01/11        373,734
  1,000,000  Webb County TX COP Series A                          5.25           10/01/22        997,320
                                                                                           --------------
                                                                                           $   3,098,028

             UTAH - 3.98%
$   250,000  Salt Lake City UT RDA Neighborhood Tax Revenue       6.50 %         10/01/01  $     266,830
    500,000  Utah State Board of Regents Student Loan
               Revenue Series F AMT AMBAC Insured                 7.45           11/01/08        528,525
  1,100,000  Utah State Board of Regents Student Loan
               Revenue Series H AMT AMBAC Insured                 6.70           11/01/15      1,184,798
    250,000  Utah State Building Ownership Authority Lease
               Series A                                           6.00           05/15/09        275,868
      5,000  Utah State HFA SFMR Series D-2 AMT FHA
               Collateralized                                     6.45           01/01/11          5,358
                                                                                           --------------
                                                                                           $   2,261,379

             VERMONT - 1.04%
$   500,000  Burlington VT Electricity Revenue Series A MBIA
               Insured                                            6.38 %         07/01/10  $     588,655

             VIRGINIA - 3.50%
$ 2,000,000  Pocahontas VA Parkway Associate                      5.50 %         08/15/28  $   1,986,180

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED) National Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             WASHINGTON - 11.88%
$   500,000  Clark County WA Sewer Revenue                        6.00 %         12/01/06  $     562,210
  2,000,000  Grant County WA Public Hospital District             5.15           12/01/23      1,950,780
    100,000  Island County WA USD South Whidbey AMBAC
               Insured                                            6.75           12/01/07        118,322
    100,000  South Columbian Basin WA Irrigation District
               Revenue                                            6.00           12/01/02        107,944
    350,000  Tacoma WA Solid Waste Utility Revenue Series B
               AMBAC Insured                                      6.00           12/01/09        401,559
  1,100,000  Vancouver WA HFA Revenue                             5.65           03/01/31      1,084,292
  1,000,000  Washington State Public Power Supply System
               Nuclear Project Number 1 Series B                  5.13           07/01/13      1,015,000
  1,440,000  Washington State SFMR Series E AMT GNMA/FNMA
               Collateralized                                     7.10           07/01/22      1,506,413
                                                                                           --------------
                                                                                           $   6,746,520
             TOTAL MUNICIPAL BONDS                                                         $  55,916,273
             (Cost $54,355,839)

National Tax-Free Fund PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                                     VALUE
             SHORT-TERM INSTRUMENTS - 0.42%
             MONEY MARKET FUNDS - 0.42%
    242,000  Stagecoach National Tax-Free Money Market Trust+X+                            $     242,000
             (Cost $242,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $54,597,839)* (Notes 1 and 3)                      98.90%               $  56,158,273
              Other Assets and Liabilities, Net                         1.10                      622,761
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  56,781,034
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  #  YIELD TO MATURITY.
+X+ THIS STAGECOACH FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A STAGECOACH MONEY MARKET FUND. THE FUND IS NOT CHARGED ANY INVESTMENT ADVISORY FEE FOR AMOUNTS INVESTED IN THE STAGECOACH MONEY MARKET FUND.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    1,636,084
Gross Unrealized Depreciation          (75,650)
                                --------------
NET UNREALIZED APPRECIATION     $    1,560,434
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)  Oregon Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS - 97.62%
             GUAM - 3.77%
$ 1,500,000  Guam Housing Single Family Mortgage Backed
               Series A                                           5.75 %        09/01/31   $   1,622,610

             OREGON - 86.59%
$ 1,750,000  Benton County OR Hospital Revenue                    5.13 %        10/01/28   $   1,725,938
  1,100,000  Chemeketa OR Community College District FGIC
               Insured                                            6.00          06/01/06       1,233,848
  1,000,000  Chemeketa OR Community College District Series
               B                                                  5.60          06/01/14       1,073,750
    250,000  Chemeketa OR Community College MBIA Insured          6.50          07/01/07         283,403
    495,000  Clackamas County OR HFFA Jennings Lodge Project
               GNMA FHA credit support                            7.50          10/20/31         523,463
    300,000  Clackamas County OR HFFA Sisters of Providence
               Series A                                           6.38          10/01/05         325,440
  1,750,000  Emerald Peoples OR Utility District                  7.35          11/01/07       2,157,750
    845,000  Eugene OR Public Safety Facilities                   6.00          06/01/06         948,969
  1,490,000  Hillsboro OR Hospital Healthcare Facility            5.75          10/01/12       1,573,813
    500,000  Josephine County OR USD FGIC                         5.75          06/01/07         557,875
  1,000,000  Linn & Benton OR School District GO                  5.35          06/01/08       1,092,160
  1,000,000  Medford OR Hosital Facilities                        5.13          08/15/28       1,006,430
  1,500,000  Medford OR Hospital Facilities Authority
               Revenue Asante Health Services Series A MBIA
               Insured                                            5.25          08/15/13       1,567,500
    250,000  Oregon Health Sciences                               5.25          07/01/28         256,875
  1,500,000  Oregon State Board of Higher Education
               Baccalaureate Series D                             5.00          08/01/22       1,504,620
    750,000  Oregon State Board of Higher Education GO
               Series C                                           5.95          08/01/26         853,148
    500,000  Oregon State Department Administrative Services
               COP Series A                                       5.80          05/01/24         542,500
    595,000  Oregon State Economic Development Revenue,           6.35          08/01/25         631,634
    480,000  Oregon State GO                                      7.25          07/01/07         584,918

Oregon Tax-Free Fund  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
$   175,000  Oregon State GO                                      9.00 %        10/01/05   $     226,826
  1,715,000  Oregon State Health Housing Educational &
               Cultural Facilities Cedarwest Housing Project
               Series A                                           4.75          01/01/30       1,738,580
  1,650,000  Oregon State Health Housing Educational &
               Cutural Facilities Authority                       5.25          10/01/16       1,606,670
  3,000,000  Oregon State Housing & Community Services
               Revenue Series B                                   5.45          07/01/29       3,059,070
  2,000,000  Oregon State Veterans Welfare Series 77              5.30          10/01/29       2,025,000
  1,000,000  Port St Helens OR Pollution Control Revenue
               Project Portland General Electric Company
               Series A                                           5.25          08/01/14       1,016,880
    500,000  Portland OR Airport Revenue                          5.00          07/01/18         501,890
    500,000  Portland OR Airport Revenue                          5.25          07/01/11         534,730
    485,000  Portland OR Arena Gas Tax Revenue Series A           5.35          06/01/07         522,748
  1,000,000  Portland OR GO Series A                              4.88          06/01/18       1,000,000
  1,000,000  Portland OR Housing Authority Revenue                5.10          01/01/27         997,500
  1,000,000  South Fork OR Water Board Revenue Series B FSA
               Insured                                            6.00          02/01/14       1,106,370
    575,000  Washington County OR School District No. 088 J
               Sherwood FSA insured                               6.10          06/01/12         644,310
  1,000,000  Washington County OR Sewer Agency Revenue FGIC
               Insured                                            5.75          10/01/11       1,131,250
  2,000,000  Washington County OR Unified Sewer Agency
               Revenue FGIC Insured                               5.50          10/01/13       2,145,040
    550,000  Western Lane OR HFFA Revenue Sisters of St.
               Joseph Peace Services MBIA Insured                 5.63          08/01/07         598,015
                                                                                           --------------
                                                                                           $  37,298,913

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)  Oregon Tax-Free Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             PUERTO RICO - 7.26%
$    40,000  Commonwealth of Puerto Rico Aqueduct & Sewer
               Revenue                                           10.25 %        07/01/09   $      54,486
    295,000  Commonwealth of Puerto Rico MFHR LOC -
               Government Development Bank of Puerto Rico         7.50          04/01/22         306,608
    425,000  Commonwealth of Puerto Rico PCR Facilities
               Financing Authority Upjohn Co Project              7.50          02/01/23         442,548
  1,000,000  Commonwealth of Puerto Rico Public Financing
               Corporation Series A                               5.38          06/01/15       1,080,060
    250,000  Commonwealth of Puerto Rico SFMR Series B GNMA
               Insured                                            7.50          10/15/12         261,675
  1,000,000  Puerto Rico Commonwealth                             5.00          07/01/27         980,000
                                                                                           --------------
                                                                                           $   3,125,377
             TOTAL MUNICIPAL BONDS                                                         $  42,046,900
             (Cost $40,482,193)

Oregon Tax-Free Fund  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                                     VALUE
             SHORT-TERM INSTRUMENTS - 1.16%
             MONEY MARKET FUNDS - 1.16%
    501,635  Stagecoach National Tax-Free Money Market Trust+X+                            $     501,635
             (Cost $501,635)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $40,983,828)                                       98.78%               $  42,548,535
              Other Assets and Liabilities, Net                         1.22                      524,996
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  43,073,531
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

+X+ THIS STAGECOACH FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A STAGECOACH MONEY MARKET FUND. THE FUND IS NOT CHARGED ANY INVESTMENT ADVISORY FEE FOR AMOUNTS INVESTED IN THE STAGECOACH MONEY MARKET FUND.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    1,592,082
Gross Unrealized Depreciation          (27,375)
                                --------------
NET UNREALIZED APPRECIATION     $    1,564,707
                                --------------
                                --------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Housing                                       22%
Education                                     17%
Public Improvements                           15%
Hospital                                      14%
General Obligation                            13%
Sewer                                          8%
Health                                         4%
Water                                          3%
Airport                                        2%
Sales Tax                                      1%
Other                                          1%

Investment Categories Reflect Percentages of Investments in Securities

The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                           STATEMENT OF ASSETS AND LIABILITIES -
Tax-Free Funds                                     DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                  ARIZONA
                                                 TAX-FREE
                                                     FUND

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $ 17,704,054
  Cash                                              5,848
RECEIVABLES:
  Interest                                        332,998
  Fund shares sold                                 68,604
Organization expenses, net of
  amortization                                          0
Prepaid expenses                                        0
TOTAL ASSETS                                   18,111,504

LIABILITIES
  Cash overdraft due to custodian (Note
    2)                                                  0
Payables:
  Investment securities purchased                       0
  Distribution to shareholders                     63,591
  Fund shares redeemed                                  0
  Due to distributor (Note 2)                       4,713
  Due to adviser (Note 2)                           1,542
  Other                                            92,924
TOTAL LIABILITIES                                 162,770
TOTAL NET ASSETS
                                             $ 17,948,734
NET ASSETS CONSIST OF:
  Paid-in capital                            $ 17,266,791
  Undistributed net realized gain (loss)
    on investments                                 21,608
  Net unrealized appreciation
    (depreciation) of investments                 660,335
TOTAL NET ASSETS                             $ 17,948,734

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A                         $  5,567,242
Shares outstanding - Class A                      519,621
Net asset value per share - Class A          $      10.71
Maximum offering price per share - Class
  A                                          $      11.21(1)
Net assets - Class B                         $  1,679,075
Shares outstanding - Class B                      162,466
Net asset value and offering price per
  share - Class B                            $      10.33
Net assets - Class C                                  N/A
Shares outstanding - Class C                          N/A
Net asset value and offering price per
  share - Class C                                     N/A
Net assets - Institutional Class             $ 10,702,417
Shares outstanding - Institutional Class          998,442
Net asset value and offering price per
  share - Institutional Class                $      10.72
INVESTMENT AT COST (NOTE 3)                  $ 17,043,719
---------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES -
DECEMBER 31, 1998 (UNAUDITED)                                     Tax-Free Funds
------------------------------------------------------------------------

                                               CALIFORNIA       CALIFORNIA         NATIONAL           OREGON
                                                 TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                                BOND FUND      INCOME FUND             FUND             FUND

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $699,720,872     $ 56,093,670     $ 56,158,273     $ 42,548,535
  Cash                                                  0            5,180            5,072            5,919
RECEIVABLES:
  Interest                                     10,749,800          917,259          958,096          653,442
  Fund shares sold                              2,030,677          141,504          111,057          123,358
Organization expenses, net of
  amortization                                          0                0                0            6,765
Prepaid expenses                                   35,846                0                0               63
TOTAL ASSETS                                  712,537,195       57,157,613       57,232,498       43,338,082

LIABILITIES
  Cash overdraft due to custodian (Note
    2)                                            896,647                0                0                0
Payables:
  Investment securities purchased               1,082,104                0                0                0
  Distribution to shareholders                  2,581,017          178,679          221,448          154,157
  Fund shares redeemed                            171,242               13            9,228            7,660
  Due to distributor (Note 2)                     439,757            8,021           17,970           30,564
  Due to adviser (Note 2)                         416,001           19,275           17,526            3,792
  Other                                           189,965          101,034          185,292           68,378
TOTAL LIABILITIES                               5,776,733          307,022          451,464          264,551
TOTAL NET ASSETS
                                             $706,760,462     $ 56,850,591     $ 56,781,034     $ 43,073,531
NET ASSETS CONSIST OF:
  Paid-in capital                            $659,010,314     $ 55,327,043     $ 55,447,039     $ 41,461,082
  Undistributed net realized gain (loss)
    on investments                              1,538,334           76,352         (226,439)          47,742
  Net unrealized appreciation
    (depreciation) of investments              46,211,814        1,447,196        1,560,434        1,564,707
TOTAL NET ASSETS                             $706,760,462     $ 56,850,591     $ 56,781,034     $ 43,073,531

COMPUTATION OF NET ASSET VALUE AND
  OFFERING PRICE PER SHARE
Net assets - Class A                         $493,142,420     $ 48,505,129     $ 38,695,053     $ 27,685,848
Shares outstanding - Class A                   43,218,451        4,622,931        2,403,744        1,649,066
Net asset value per share - Class A          $      11.41     $      10.49     $      16.10     $      16.79
Maximum offering price per share - Class
  A                                          $      11.95(1)  $      10.81(2)  $      16.86(1)  $      17.58(1)
Net assets - Class B                         $119,687,386              N/A     $  2,481,041     $  8,617,990
Shares outstanding - Class B                   10,290,654              N/A          233,666          837,989
Net asset value and offering price per
  share - Class B                            $      11.63              N/A     $      10.62     $      10.28
Net assets - Class C                         $ 14,418,791              N/A     $  6,754,024              N/A
Shares outstanding - Class C                    1,239,523              N/A          635,861              N/A
Net asset value and offering price per
  share - Class C                            $      11.63              N/A     $      10.62              N/A
Net assets - Institutional Class             $ 79,511,865     $  8,345,462     $  8,850,916     $  6,769,693
Shares outstanding - Institutional Class        6,951,522          808,367          549,996          403,322
Net asset value and offering price per
  share - Institutional Class                $      11.44     $      10.32     $      16.09     $      16.78
INVESTMENT AT COST (NOTE 3)                  $653,509,058     $ 54,646,474     $ 54,597,839     $ 40,983,828
------------------------------------------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

                                                       STATEMENT OF OPERATIONS -
Tax-Free Funds            FOR THE SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                               ARIZONA
                                              TAX-FREE
                                                  FUND

INVESTMENT INCOME
  Interest                                   $ 453,444
TOTAL INVESTMENT INCOME                        453,444
EXPENSES (NOTE 2)
  Advisory fees                                 44,494
  Administration fees                            6,362
  Custody fees                                   1,518
  Shareholder servicing fees                    22,465
  Portfolio accounting fees                     18,460
  Transfer agency fees                           8,312
  Distribution fees                              6,266
  Organization costs                                 0
  Legal and audit fees                          40,053
  Registration fees                             13,369
  Directors' fees                                1,201
  Shareholder reports                            5,787
  Other                                          3,748
TOTAL EXPENSES                                 172,035
Less:
  Waived fees and reimbursed expenses          (99,372)
Net Expenses                                    72,663
NET INVESTMENT INCOME (LOSS)                   380,781

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                 30,508
  Net change in unrealized appreciation
    (depreciation) of investments              165,920
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                                196,428
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   $ 577,209
------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS -
FOR THE SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)            Tax-Free Funds
------------------------------------------------------------------------

                                               CALIFORNIA      CALIFORNIA        NATIONAL          OREGON
                                                 TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
                                                BOND FUND     INCOME FUND            FUND            FUND

INVESTMENT INCOME
  Interest                                   $ 18,412,853     $ 1,326,767     $ 1,588,355     $ 1,080,248
TOTAL INVESTMENT INCOME                        18,412,853       1,326,767       1,588,355       1,080,248
EXPENSES (NOTE 2)
  Advisory fees                                 1,754,834         146,442         141,378         104,828
  Administration fees                             246,901          20,929          20,260          14,928
  Custody fees                                     60,593           5,497           4,831           3,561
  Shareholder servicing fees                    1,032,830          86,826          71,695          52,951
  Portfolio accounting fees                       101,544          31,853          31,423          27,026
  Transfer agency fees                            461,794          38,509          37,120          26,933
  Distribution fees                               429,898               0          44,582          28,399
  Organization costs                                    0               0               0           1,278
  Legal and audit fees                             16,303          69,315          39,002          49,560
  Registration fees                               119,505           5,372          33,003          11,089
  Directors' fees                                   1,201           1,514           1,201           1,201
  Shareholder reports                              33,179          27,161           8,638           9,692
  Other                                            30,195          22,768           6,120           3,340
TOTAL EXPENSES                                  4,288,777         456,186         439,253         334,786
Less:
  Waived fees and reimbursed expenses          (1,176,035)       (234,258)       (178,965)       (161,519)
Net Expenses                                    3,112,742         221,928         260,288         173,267
NET INVESTMENT INCOME (LOSS)                   15,300,111       1,104,839       1,328,067         906,981

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                 2,361,401         387,197         474,754         207,289
  Net change in unrealized appreciation
    (depreciation) of investments               8,468,871         623,151          35,568         327,137
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                               10,830,272       1,010,348         510,322         534,426
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $ 26,130,383     $ 2,115,187     $ 1,838,389     $ 1,441,407
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                               STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                                   ARIZONA TAX-FREE FUND
                                             -------------------------------------------
                                             (UNAUDITED)         FOR THE
                                             FOR THE SIX           THREE
                                                  MONTHS          MONTHS         FOR THE
                                                   ENDED           ENDED      YEAR ENDED
                                                DEC. 31,        JUNE 30,       MARCH 31,
                                                    1998            1998            1998

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)                 $   380,781     $   198,657     $   864,395
Net realized gain (loss) on sale of
  investments                                     30,508         127,076         425,355
Net change in unrealized appreciation
  (depreciation) of investments                  165,920        (107,342)        543,222
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    577,209         218,391       1,832,972
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                     (115,296)        (58,125)       (241,375)
    CLASS B                                      (29,633)        (14,122)        (29,604)
    CLASS C                                          N/A             N/A             N/A
    INSTITUTIONAL CLASS                         (235,852)       (126,410)       (593,416)
  From net realized gain on sale of
    investments
    CLASS A                                      (97,543)              0         (99,458)
    CLASS B                                      (29,680)              0         (21,224)
    CLASS C                                          N/A             N/A             N/A
    INSTITUTIONAL CLASS                         (191,837)              0        (238,712)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A            390,581         153,082         473,873
  Reinvestment of dividends - Class A            199,239          46,249         265,218
  Cost of shares redeemed - Class A             (364,924)       (290,952)     (1,192,150)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                         224,896         (91,621)       (453,059)
  Proceeds from shares sold - Class B             13,634         268,310       1,453,702
  Reinvestment of dividends - Class B             51,335           9,208          39,432
  Cost of shares redeemed - Class B              (57,367)       (142,881)       (127,727)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                           7,602         134,637       1,365,407
  Proceeds from shares sold - Class C                N/A             N/A             N/A
  Reinvestment of dividends - Class C                N/A             N/A             N/A
  Cost of shares redeemed - Class C                  N/A             N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                             N/A             N/A             N/A
  Proceeds from shares sold -
    Institutional Class                          820,548         162,455       1,272,595
  Reinvestment of dividends -
    Institutional Class                           10,404           1,396          10,674
  Cost of shares redeemed -
    Institutional Class                       (1,053,565)     (1,206,926)     (4,037,264)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS            (222,613)     (1,043,075)     (2,753,995)
INCREASE (DECREASE) IN NET ASSETS               (112,747)       (980,325)     (1,232,464)

NET ASSETS:
  Beginning net assets                        18,061,481      19,041,806      20,274,270
ENDING NET ASSETS                            $17,948,734     $18,061,481     $19,041,806
ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $         0     $         0     $         0
----------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $275,906,280 FOR CLASS A SHARES, $72,298,980 FOR CLASS B SHARES AND $80,613,090 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND.
(2)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                               Tax-Free Funds
------------------------------------------------------------------------

                                                                                                   CALIFORNIA TAX-FREE INCOME
                                                                                                                         FUND
                                                              CALIFORNIA TAX-FREE BOND FUND     -----------------------------
                                             ----------------------------------------------                           FOR THE
                                              (UNAUDITED)                                                               THREE
                                              FOR THE SIX      FOR THE SIX          FOR THE       (UNAUDITED)          MONTHS
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED       FOR THE SIX           ENDED
                                                 DEC. 31,         JUNE 30,         DEC. 31,      MONTHS ENDED        JUNE 30,
                                                     1998             1998         1997 (1)     DEC. 31, 1998            1998

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $ 15,300,111     $ 15,466,102     $ 12,378,782     $   1,104,839     $   587,499
 Net realized gain (loss) on sale of
  investments                                   2,361,401        7,346,974        1,877,019           387,197          18,369
 Net change in unrealized appreciation
  (depreciation) of investments                 8,468,871       (4,290,607)      34,032,101           623,151         (42,012)
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  26,130,383       18,522,469       48,287,902         2,115,187         563,856
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                   (11,208,056)     (11,682,363)     (11,799,980)         (948,281)       (521,049)
    CLASS B                                    (2,083,314)      (1,761,231)        (141,890)(2)           N/A             N/A
    CLASS C                                      (206,749)        (140,621)        (247,997)              N/A             N/A
    INSTITUTIONAL CLASS                        (1,801,992)      (1,881,887)        (188,915)(2)      (156,558)        (66,450)
  From net realized gain on sale of
    investments
    CLASS A                                    (6,286,449)               0       (1,345,647)         (542,011)              0
    CLASS B                                    (1,503,850)               0                0(2)            N/A             N/A
    CLASS C                                      (163,586)               0          (36,342)              N/A             N/A
    INSTITUTIONAL CLASS                        (1,005,446)               0                0(2)        (97,377)              0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          18,183,265       30,091,476      286,472,490         2,991,605       2,175,218
  Reinvestment of dividends - Class A          12,833,931        6,863,798        6,671,789         1,430,155         464,836
  Cost of shares redeemed - Class A           (39,153,471)     (49,367,498)     (49,748,321)      (10,420,317)     (7,462,370)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                       (8,136,275)     (12,412,224)     243,395,958        (5,998,557)     (4,822,316)
  Proceeds from shares sold - Class B          23,658,873       26,245,794       75,031,948(2)            N/A             N/A
  Reinvestment of dividends - Class B           3,117,675        1,294,047            1,436(2)            N/A             N/A
  Cost of shares redeemed - Class B            (6,991,010)      (5,915,208)        (468,649)(2)           N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                       19,785,538       21,624,633       74,564,735(2)            N/A             N/A
  Proceeds from shares sold - Class C           6,701,766        2,905,277        1,299,532               N/A             N/A
  Reinvestment of dividends - Class C             277,302           65,436          133,685               N/A             N/A
  Cost of shares redeemed - Class C              (789,560)        (612,517)      (2,250,658)              N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                        6,189,508        2,358,196         (817,441)              N/A             N/A
  Proceeds from shares sold -
    Institutional Class                         7,762,106       11,031,568       80,818,091(2)      1,168,506         875,011
  Reinvestment of dividends -
    Institutional Class                         1,308,699          188,998              611(2)        119,718          18,829
  Cost of shares redeemed -
    Institutional Class                       (12,350,404)     (13,124,832)      (1,090,971)(2)      (538,427)       (399,668)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS           (3,279,599)      (1,904,266)      79,727,731(2)        749,797         494,172
INCREASE (DECREASE) IN NET ASSETS              16,430,113       12,722,706      431,398,114        (4,877,800)     (4,351,787)

NET ASSETS:
  Beginning net assets                        690,330,349      677,607,643      246,209,529        61,728,391      66,080,178
ENDING NET ASSETS                            $706,760,462     $690,330,349     $677,607,643     $  56,850,591     $61,728,391
ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $          0     $          0     $          0     $           0     $         0
-----------------------------------------------------------------------------------------------------------------------------


                                                FOR THE
                                             YEAR ENDED
                                              MARCH 31,
                                                   1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)             $   2,700,180
 Net realized gain (loss) on sale of
  investments                                   525,212
 Net change in unrealized appreciation
  (depreciation) of investments                 896,098
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 4,121,490
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                  (2,439,178)
    CLASS B                                         N/A
    CLASS C                                         N/A
    INSTITUTIONAL CLASS                        (261,002)
  From net realized gain on sale of
    investments
    CLASS A                                    (226,771)
    CLASS B                                         N/A
    CLASS C                                         N/A
    INSTITUTIONAL CLASS                         (23,115)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A        19,705,630
  Reinvestment of dividends - Class A         2,375,541
  Cost of shares redeemed - Class A         (31,777,362)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                     (9,696,191)
  Proceeds from shares sold - Class B               N/A
  Reinvestment of dividends - Class B               N/A
  Cost of shares redeemed - Class B                 N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                            N/A
  Proceeds from shares sold - Class C               N/A
  Reinvestment of dividends - Class C               N/A
  Cost of shares redeemed - Class C                 N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                            N/A
  Proceeds from shares sold -
    Institutional Class                       1,040,195
  Reinvestment of dividends -
    Institutional Class                          87,332
  Cost of shares redeemed -
    Institutional Class                      (1,230,497)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS           (102,970)
INCREASE (DECREASE) IN NET ASSETS            (8,627,737)
NET ASSETS:
  Beginning net assets                       74,707,915
ENDING NET ASSETS                         $  66,080,178
ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                $           0
-----------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $275,906,280 FOR CLASS A SHARES, $72,298,980 FOR CLASS B SHARES AND $80,613,090 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND.
(2)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                               STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                                  NATIONAL TAX-FREE FUND
                                             -------------------------------------------
                                             (UNAUDITED)         FOR THE
                                             FOR THE SIX           THREE
                                                  MONTHS          MONTHS         FOR THE
                                                   ENDED           ENDED      YEAR ENDED
                                                DEC. 31,        JUNE 30,       MARCH 31,
                                                    1998            1998        1998 (1)

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $ 1,328,067     $   671,375     $ 1,223,735
 Net realized gain (loss) on sale of
  investments                                    474,754         (63,205)       (633,882)
 Net change in unrealized appreciation
  (depreciation) of investments                   35,568         244,959       1,310,218
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  1,838,389         853,129       1,900,071
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                     (937,247)       (489,020)       (746,374)
    CLASS B                                      (45,288)        (16,592)        (23,330)
    CLASS C                                     (144,649)        (76,695)        (95,551)(2)
    INSTITUTIONAL CLASS                         (200,883)        (89,068)       (358,480)
  From net realized gain on sale of
    investments
    CLASS A                                            0               0         (18,814)
    CLASS B                                            0               0          (3,377)
    CLASS C                                            0               0               0(2)
    INSTITUTIONAL CLASS                                0               0         (30,309)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          1,551,897         243,714      39,883,662
  Reinvestment of dividends - Class A            542,067         242,152         375,942
  Cost of shares redeemed - Class A           (4,555,437)     (2,111,170)     (3,464,028)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                      (2,461,473)     (1,625,304)     36,795,576
  Proceeds from shares sold - Class B            705,434         592,961       1,173,456
  Reinvestment of dividends - Class B             37,797          10,434          20,658
  Cost of shares redeemed - Class B             (123,957)        (98,879)           (613)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                         619,274         504,516       1,193,501
  Proceeds from shares sold - Class C            131,325           4,329       8,974,820(2)
  Reinvestment of dividends - Class C             65,078          27,703          28,180(2)
  Cost of shares redeemed - Class C             (810,814)       (350,171)       (647,934)(2)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                        (614,411)       (318,139)      8,355,066(2)
  Proceeds from shares sold -
    Institutional Class                        2,521,073         439,548       2,720,368
  Reinvestment of dividends -
    Institutional Class                           87,931          37,915         133,806
  Cost of shares redeemed -
    Institutional Class                       (1,551,418)       (458,684)     (2,912,585)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS           1,057,586          18,779         (58,411)
INCREASE (DECREASE) IN NET ASSETS               (888,702)     (1,238,394)     46,909,568

NET ASSETS:
  Beginning net assets                        57,669,736      58,908,130      11,998,562
ENDING NET ASSETS                            $56,781,034     $57,669,736     $58,908,130
ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $         0     $         0     $         0
----------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $37,681,717 FOR CLASS A SHARES AND $8,939,165 FOR CLASS C SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND MUNICIPAL INCOME FUND.
(2)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                               Tax-Free Funds
------------------------------------------------------------------------

                                                                    OREGON TAX-FREE FUND
                                             -------------------------------------------
                                             (UNAUDITED)         FOR THE
                                             FOR THE SIX           THREE
                                                  MONTHS          MONTHS         FOR THE
                                                   ENDED           ENDED      YEAR ENDED
                                                DEC. 31,        JUNE 30,       MARCH 31,
                                                    1998            1998            1998

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $   906,981     $   429,810     $ 1,729,188
 Net realized gain (loss) on sale of
  investments                                    207,289         100,122         600,687
 Net change in unrealized appreciation
  (depreciation) of investments                  327,137         (61,124)      1,227,645
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  1,441,407         468,808       3,557,520
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                     (609,290)       (303,983)     (1,311,235)
    CLASS B                                     (135,164)        (42,790)        (43,691)
    CLASS C                                          N/A             N/A             N/A
    INSTITUTIONAL CLASS                         (162,527)        (83,037)       (374,262)
  From net realized gain on sale of
    investments
    CLASS A                                     (413,064)              0        (475,455)
    CLASS B                                     (126,475)              0         (29,182)
    CLASS C                                          N/A             N/A             N/A
    INSTITUTIONAL CLASS                         (109,685)              0        (128,424)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A            982,213         948,349       2,372,220
  Reinvestment of dividends - Class A            873,907         218,677       1,381,033
  Cost of shares redeemed - Class A           (1,772,318)     (1,356,107)     (7,505,296)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                          83,802        (189,081)     (3,752,043)
  Proceeds from shares sold - Class B          2,500,051       2,271,463       3,439,482
  Reinvestment of dividends - Class B            226,733          26,167          54,270
  Cost of shares redeemed - Class B              (28,331)       (121,481)         (6,373)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                       2,698,453       2,176,149       3,487,379
  Proceeds from shares sold - Class C                N/A             N/A             N/A
  Reinvestment of dividends - Class C                N/A             N/A             N/A
  Cost of shares redeemed - Class C                  N/A             N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                             N/A             N/A             N/A
  Proceeds from shares sold -
    Institutional Class                          664,500         339,055         895,262
  Reinvestment of dividends -
    Institutional Class                          103,777          23,882         119,243
  Cost of shares redeemed -
    Institutional Class                       (1,296,894)       (688,847)     (1,808,127)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS            (528,617)       (325,910)       (793,622)
INCREASE (DECREASE) IN NET ASSETS              2,138,840       1,700,156         136,985

NET ASSETS:
  Beginning net assets                        40,934,691      39,234,535      39,097,550
ENDING NET ASSETS                            $43,073,531     $40,934,691     $39,234,535
ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $         0     $         0     $         0
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                ARIZONA TAX-FREE
                                                        FUND (1)
                                                         CLASS A
                                          ----------------------
                                          (UNAUDITED)      THREE
                                          SIX MONTHS      MONTHS
                                               ENDED       ENDED
                                            DEC. 31,    JUNE 30,
                                                1998    1998 (2)
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $10.79      $10.77
                                          ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.23        0.12
  Net realized and unrealized gain
    (loss) on investments                       0.11        0.02
                                          ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                0.34        0.14
LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.23)      (0.12)
  Distributions from net realized gain         (0.19)       0.00
                                          ----------  ----------
TOTAL FROM DISTRIBUTIONS                       (0.42)      (0.12)
                                          ----------  ----------
NET ASSET VALUE, END OF PERIOD                $10.71      $10.79
                                          ----------  ----------
                                          ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                 3.20%       1.27%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $5,567      $5,383
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                     0.76%       0.73%
  Ratio of net investment income to
    average net assets                         4.23%       4.31%
Portfolio turnover                               23%         14%
----------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                     1.84%       1.68%
Ratio of net investment income (loss) to
  average net assets prior to waived
  fees and reimbursed expenses                 3.15%       3.36%
----------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
 **  ANNUALIZED
(1) THE FUND OPERATED AS THE ARIZONA INTERMEDIATE TAX-FREE FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON MARCH 2, 1992 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       ARIZONA TAX-FREE FUND (1) (CONT.)
                                                                         CLASS A (CONT.)
                              ----------------------------------------------------------
                                                                        FOUR
                                          SIX MONTHS                  MONTHS
                              YEAR ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED
                               MARCH 31,   MARCH 31,   SEPT. 30,   SEPT. 30,     MAY 31,
                                    1998    1997 (3)        1996    1995 (4)        1995
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.44      $10.45      $10.71      $10.68      $10.48
                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.46        0.24        0.48        0.17        0.51
  Net realized and
    unrealized gain (loss)
    on investments                  0.53       (0.01)      (0.09)       0.06        0.23
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.99        0.23        0.39        0.23        0.74
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.46)      (0.24)      (0.48)      (0.20)      (0.53)
  Distributions from net
    realized gain                  (0.20)       0.00       (0.17)       0.00       (0.01)
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.66)      (0.24)      (0.65)      (0.20)      (0.54)
                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.77      $10.44      $10.45      $10.71      $10.68
                              ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     9.67%       2.18%       3.60%     6.55%**       7.35%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $5,467      $5,744      $7,331     $24,622     $24,581
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.64%       0.60%       0.78%       0.45%       0.40%
  Ratio of net investment
    income to average net
    assets                         4.32%       4.54%       4.45%       4.73%       4.89%
Portfolio turnover                  127%         77%         42%         62%         14%
----------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.77%       1.58%       1.46%       1.35%       1.13%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         3.19%       3.56%       3.77%       3.83%       4.16%
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
 **  ANNUALIZED
(1) THE FUND OPERATED AS THE ARIZONA INTERMEDIATE TAX-FREE FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON MARCH 2, 1992 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              ARIZONA TAX-FREE FUND (1) (CONT.)
                                                                                        CLASS B
                                                             ----------------------------------
                                                             (UNAUDITED)      THREE
                                                             SIX MONTHS      MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                               DEC. 31,    JUNE 30,   MARCH 31,
                                                                   1998    1998 (2)        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.40      $10.39      $10.07
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.19        0.09        0.37
  Net realized and unrealized gain (loss) on investments           0.12        0.01        0.51
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.31        0.10        0.88
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.19)      (0.09)      (0.37)
  Distributions from net realized gain                            (0.19)       0.00       (0.19)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.38)      (0.09)      (0.56)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $10.33      $10.40      $10.39
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    3.00%       1.00%       8.90%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $1,679      $1,683      $1,546
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.48%       1.45%       1.37%
  Ratio of net investment income to average net assets            3.51%       3.59%       3.49%
Portfolio turnover                                                  23%         14%        127%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    3.44%       2.62%       3.26%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    1.55%       2.42%       1.60%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS THE ARIZONA INTERMEDIATE TAX-FREE FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON MARCH 2, 1992 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                               ARIZONA TAX-FREE FUND (1) (CONT.)
                                                                                             INSTITUTIONAL CLASS
                                     CLASS B (CONT.)  ----------------------------------------------------------
                              ----------------------  (UNAUDITED)      THREE
                              SIX MONTHS      PERIOD  SIX MONTHS      MONTHS              SIX MONTHS
                                   ENDED       ENDED       ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED
                               MARCH 31,   SEPT. 30,    DEC. 31,    JUNE 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                1997 (3)    1996 (4)        1998    1998 (2)        1998    1997 (3)    1996 (5)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.07      $10.00      $10.79      $10.78      $10.44      $10.44      $10.71
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.11        0.01        0.23        0.12        0.49        0.25        0.49
  Net realized and
    unrealized gain (loss)
    on investments                 (0.00)       0.07        0.12        0.01        0.54        0.00       (0.10)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.11        0.08        0.35        0.13        1.03        0.25        0.39
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.11)      (0.01)      (0.23)      (0.12)      (0.49)      (0.25)      (0.49)
  Distributions from net
    realized gain                   0.00        0.00       (0.19)       0.00       (0.20)       0.00       (0.17)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.11)      (0.01)      (0.42)      (0.12)      (0.69)      (0.25)      (0.66)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.07      $10.07      $10.72      $10.79      $10.78      $10.44      $10.44
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     1.09%       0.76%       3.33%       1.19%       9.99%       2.38%       3.74%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                          $182         $20     $10,702     $10,995     $12,029     $14,349     $15,577
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.30%       1.16%       0.71%       0.68%       0.44%       0.40%       0.48%
  Ratio of net investment
    income to average net
    assets                         3.83%       3.59%       4.28%       4.36%       4.52%       4.73%       4.63%
Portfolio turnover                   77%         42%         23%         14%        127%         77%         42%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.96%       1.81%       1.68%       1.55%       1.55%       1.50%       1.20%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.17%       2.94%       3.31%       3.49%       3.41%       3.63%       3.91%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS THE ARIZONA INTERMEDIATE TAX-FREE FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON MARCH 2, 1992 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              CALIFORNIA TAX-FREE BOND FUND (1)
                                                                                        CLASS A
                                                             ----------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS  SIX MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                               DEC. 31,    JUNE 30,    DEC. 31,
                                                                   1998    1998 (2)        1997
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.38      $11.32      $10.97
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.26        0.26        0.54
  Net realized and unrealized gain (loss) on investments           0.18        0.06        0.42
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.44        0.32        0.96
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.26)      (0.26)      (0.54)
  Distributions from net realized gain                            (0.15)       0.00       (0.07)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.41)      (0.26)      (0.61)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $11.41      $11.38      $11.32
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    3.84%       2.86%       9.16%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                             $493,142    $499,720    $509,844
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.77%       0.75%       0.74%
  Ratio of net investment income to average net assets            4.46%       4.63%       4.84%
Portfolio turnover                                                   5%         15%         12%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.08%       1.11%       0.89%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    4.15%       4.27%       4.69%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95571302 FOR CLASS A SHARES AND 1.22415291 FOR CLASS C SHARES).
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           CALIFORNIA TAX-FREE BOND FUND (1) (CONT.)
                                                                                             CLASS B
                                                                  ----------------------------------
                                                 CLASS A (CONT.)  (UNAUDITED)
                              ----------------------------------  SIX MONTHS  SIX MONTHS      PERIOD
                              YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED       ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    JUNE 30,    DEC. 31,
                                    1996        1995        1994        1998    1998 (2)    1997 (3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $11.34      $10.67      $12.00      $11.60      $11.54      $11.51
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.57        0.63        0.67        0.22        0.23        0.02
  Net realized and
    unrealized gain (loss)
    on investments                 (0.13)       1.08       (1.18)       0.18        0.06        0.03
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.44        1.71       (0.51)       0.40        0.29        0.05
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.57)      (0.63)      (0.67)      (0.22)      (0.23)      (0.02)
  Distributions from net
    realized gain                  (0.24)      (0.41)      (0.15)      (0.15)       0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.81)      (1.04)      (0.82)      (0.37)      (0.23)      (0.02)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.97      $11.34      $10.67      $11.63      $11.60      $11.54
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     4.03%      16.38%       (4.32)%      3.47%      2.49%       0.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $239,703    $268,352    $273,105    $119,687     $99,784     $77,792
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.71%       0.58%       0.50%       1.47%       1.45%       1.44%
  Ratio of net investment
    income to average net
    assets                         5.08%       5.59%       5.87%       3.74%       3.90%       3.95%
Portfolio turnover                   19%         38%          4%          5%         15%         12%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.82%       0.78%       0.95%       1.89%       1.82%       1.76%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.97%       5.39%       5.42%       3.32%       3.53%       3.63%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95571302 FOR CLASS A SHARES AND 1.22415291 FOR CLASS C SHARES).
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              CALIFORNIA TAX-FREE BOND FUND (1)
                                                                                        (CONT.)
                                                                                    CLASS C (2)
                                                             ----------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS  SIX MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                               DEC. 31,    JUNE 30,    DEC. 31,
                                                                   1998    1998 (3)        1997
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.60      $11.54      $11.19
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.22        0.23        0.47
  Net realized and unrealized gain (loss) on investments           0.18        0.06        0.42
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.40        0.29        0.89
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.22)      (0.23)      (0.47)
  Distributions from net realized gain                            (0.15)       0.00       (0.07)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.37)      (0.23)      (0.54)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $11.63      $11.60      $11.54
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    3.47%       2.49%       8.11%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $14,419      $8,249      $5,860
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.47%       1.45%       1.48%
  Ratio of net investment income to average net assets            3.71%       3.90%       4.19%
Portfolio turnover                                                   5%         15%         12%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.79%       1.78%       1.63%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    3.39%       3.57%       4.04%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95571302 FOR CLASS A SHARES AND 1.22415291 FOR CLASS C SHARES).
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D AND WAS RENAMED AS CLASS C IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. ON DECEMBER 15, 1997.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           CALIFORNIA TAX-FREE BOND FUND (1) (CONT.)
                                                                                 INSTITUTIONAL CLASS
                                                                  ----------------------------------
                                             CLASS C (2) (CONT.)  (UNAUDITED)
                              ----------------------------------  SIX MONTHS  SIX MONTHS      PERIOD
                              YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED       ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    JUNE 30,    DEC. 31,
                                    1996        1995        1994        1998    1998 (3)    1997 (4)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $11.57      $10.88      $12.24      $11.40      $11.35      $11.32
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.49        0.56        0.60        0.26        0.26        0.03
  Net realized and
    unrealized gain (loss)
    on investments                 (0.13)       1.10       (1.20)       0.18        0.05        0.03
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.36        1.66       (0.60)       0.44        0.31        0.06
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.49)      (0.56)      (0.60)      (0.26)      (0.26)      (0.03)
  Distributions from net
    realized gain                  (0.25)      (0.41)      (0.16)      (0.14)       0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.74)      (0.97)      (0.76)      (0.40)      (0.26)      (0.03)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $11.19      $11.57      $10.88      $11.44      $11.40      $11.35
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     3.24%      15.58%       (5.00)%      3.96%      2.80%       0.49%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $6,506      $7,063      $7,346     $79,512     $82,577     $84,113
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.46%       1.30%       1.20%       0.72%       0.69%       0.63%
  Ratio of net investment
    income to average net
    assets                         4.33%       4.87%       5.15%       4.51%       4.69%       4.79%
Portfolio turnover                   19%         38%          4%          5%         15%         12%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.59%       1.57%       1.82%       1.03%       0.98%       0.92%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.20%       4.60%       4.53%       4.20%       4.40%       4.50%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95571302 FOR CLASS A SHARES AND 1.22415291 FOR CLASS C SHARES).
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D AND WAS RENAMED AS CLASS C IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. ON DECEMBER 15, 1997.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                CALIFORNIA TAX-FREE INCOME FUND
                                                                                        CLASS A
                                                             ----------------------------------
                                                             (UNAUDITED)      THREE
                                                             SIX MONTHS      MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                               DEC. 31,    JUNE 30,   MARCH 31,
                                                                   1998    1998 (1)        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.44      $10.44      $10.27
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.20        0.10        0.39
  Net realized and unrealized gain (loss) on investments           0.17        0.00        0.20
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.37        0.10        0.59
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.20)      (0.10)      (0.39)
  Distributions from net realized gain                            (0.12)       0.00       (0.03)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.32)      (0.10)      (0.42)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $10.49      $10.44      $10.44
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    3.53%       0.93%       5.92%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $48,505     $54,169     $59,011
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.75%       0.75%       0.68%
  Ratio of net investment income to average net assets            3.69%       3.72%       3.78%
Portfolio turnover                                                  41%          2%         88%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.54%       1.44%       1.29%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    2.90%       3.03%       3.17%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                         CALIFORNIA TAX-FREE INCOME FUND (CONT.)
                                                             CLASS A (CONT.)                 INSTITUTIONAL CLASS
                              ----------------------------------------------  ----------------------------------
                                                NINE                          (UNAUDITED)      THREE
                              SIX MONTHS      MONTHS                          SIX MONTHS      MONTHS
                                   ENDED       ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED  YEAR ENDED
                               MARCH 31,   SEPT. 30,    DEC. 31,    DEC. 31,    DEC. 31,    JUNE 30,   MARCH 31,
                                1997 (2)    1996 (3)        1995        1994        1998    1998 (1)        1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.26      $10.35       $9.84      $10.36      $10.27      $10.27      $10.11
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.19        0.29        0.38        0.40        0.20        0.10        0.39
  Net realized and
    unrealized gain (loss)
    on investments                  0.01       (0.09)       0.51       (0.52)       0.17        0.00        0.19
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.20        0.20        0.89       (0.12)       0.37        0.10        0.58
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.19)      (0.29)      (0.38)      (0.40)      (0.20)      (0.10)      (0.39)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00       (0.12)       0.00       (0.03)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.19)      (0.29)      (0.38)      (0.40)      (0.32)      (0.10)      (0.42)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.27      $10.26      $10.35       $9.84      $10.32      $10.27      $10.27
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     1.97%       2.01%       9.14%       (1.10)%      3.56%      0.94%       5.91%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $67,647     $82,359     $77,965     $48,998      $8,345      $7,559      $7,069
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.65%       0.65%       0.65%       0.16%       0.70%       0.70%       0.62%
  Ratio of net investment
    income to average net
    assets                         3.73%       3.83%       3.70%       4.03%       3.74%       3.77%       3.84%
Portfolio turnover                   14%         48%         31%         33%         41%          2%         88%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.18%       1.14%       1.22%       1.21%       1.44%       1.40%       1.17%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         3.20%       3.34%       3.13%       2.98%       3.00%       3.07%       3.29%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                            CALIFORNIA TAX-FREE
                                                                            INCOME FUND (CONT.)
                                                                            INSTITUTIONAL CLASS
                                                                                        (CONT.)
                                                                         ----------------------
                                                                         SIX MONTHS      PERIOD
                                                                              ENDED       ENDED
                                                                          MARCH 31,   SEPT. 30,
                                                                           1997 (2)    1996 (3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.10      $10.06
                                                                         ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                 0.19        0.02
  Net realized and unrealized gain (loss) on investments                       0.01        0.04
                                                                         ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                               0.20        0.06
LESS DISTRIBUTIONS:
  Dividends from net investment income                                        (0.19)      (0.02)
  Distributions from net realized gain                                         0.00        0.00
                                                                         ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                      (0.19)      (0.02)
                                                                         ----------  ----------
NET ASSET VALUE, END OF PERIOD                                               $10.11      $10.10
                                                                         ----------  ----------
                                                                         ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                                2.00%       0.60%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                           $7,061     $10,066
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                     0.60%       0.55%
  Ratio of net investment income to average net assets                        3.73%       3.06%
Portfolio turnover                                                              14%         48%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                         1.05%       0.92%
Ratio of net investment income (loss) to average net assets prior to
  waived fees and reimbursed expenses                                         3.28%       2.69%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
 **  ANNUALIZED
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                      NATIONAL TAX-FREE FUND (1)
                                                                                                         CLASS A
                              ----------------------------------------------------------------------------------
                              (UNAUDITED)      THREE                                            FOUR
                              SIX MONTHS      MONTHS              SIX MONTHS                  MONTHS
                                   ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED
                                DEC. 31,    JUNE 30,   MARCH 31,   MARCH 31,   SEPT. 30,   SEPT. 30,     MAY 31,
                                    1998    1998 (4)        1998    1997 (2)        1996    1995 (5)        1995
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $15.97      $15.92      $15.17      $15.24      $15.34      $15.28      $14.98
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.38        0.19        0.75        0.37        0.72        0.24        0.68
  Net realized and
    unrealized gain (loss)
    on investments                  0.13        0.05        0.81       (0.07)      (0.10)       0.08        0.32
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.51        0.24        1.56        0.30        0.62        0.32        1.00
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.38)      (0.19)      (0.75)      (0.37)      (0.72)      (0.26)      (0.70)
  Distributions from net
    realized gain                   0.00        0.00       (0.06)       0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.38)      (0.19)      (0.81)      (0.37)      (0.72)      (0.26)      (0.70)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $16.10      $15.97      $15.92      $15.17      $15.24      $15.34      $15.28
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     3.21%       1.50%      10.44%       1.95%       4.03%     6.53%**       6.97%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $38,695     $40,820     $42,316      $4,526      $4,827     $14,305     $14,458
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.81%       0.81%       0.71%       0.35%       0.42%       0.35%       0.35%
  Ratio of net investment
    income to average net
    assets                         4.68%       4.72%       4.69%       4.81%       4.69%       4.65%       4.59%
Portfolio turnover                   42%         30%         78%         86%         73%         86%         23%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.35%       1.37%       1.61%       2.11%       1.42%       1.85%       1.51%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.14%       4.16%       3.79%       3.05%       3.69%       3.15%       3.43%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
 **  ANNUALIZED
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                             NATIONAL TAX-FREE FUND (1) (CONT.)
                                                                                        CLASS B
                                                             ----------------------------------
                                                             (UNAUDITED)      THREE
                                                             SIX MONTHS      MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                               DEC. 31,    JUNE 30,   MARCH 31,
                                                                   1998    1998 (2)        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.54      $10.50      $10.01
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.22        0.11        0.42
  Net realized and unrealized gain (loss) on investments           0.08        0.04        0.53
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.30        0.15        0.95
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.22)      (0.11)      (0.42)
  Distributions from net realized gain                             0.00        0.00       (0.04)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.22)      (0.11)      (0.46)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $10.62      $10.54      $10.50
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    2.84%       1.41%       9.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $2,481      $1,841      $1,330
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.41%       1.41%       1.26%
  Ratio of net investment income to average net assets            4.05%       4.05%       3.88%
Portfolio turnover                                                  42%         30%         78%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    3.05%       2.71%       5.74%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    2.41%       2.75%       (0.60)%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                              NATIONAL TAX-FREE FUND (1) (CONT.)
                                                                                 CLASS C     INSTITUTIONAL CLASS
                                     CLASS B (CONT.)  ----------------------------------  ----------------------
                              ----------------------  (UNAUDITED)      THREE              (UNAUDITED)      THREE
                              SIX MONTHS      PERIOD  SIX MONTHS      MONTHS      PERIOD  SIX MONTHS      MONTHS
                                   ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                               MARCH 31,   SEPT. 30,    DEC. 31,    JUNE 30,   MARCH 31,    DEC. 31,    JUNE 30,
                                1997 (3)    1996 (4)        1998    1998 (2)    1998 (5)        1998    1998 (2)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.06      $10.00      $10.54      $10.51      $10.48      $15.97      $15.92
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.06        0.00        0.22        0.11        0.13        0.38        0.19
  Net realized and
    unrealized gain (loss)
    on investments                 (0.05)       0.06        0.08        0.03        0.03        0.12        0.05
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.01        0.06        0.30        0.14        0.16        0.50        0.24
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.06)       0.00       (0.22)      (0.11)      (0.13)      (0.38)      (0.19)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.06)       0.00       (0.22)      (0.11)      (0.13)      (0.38)      (0.19)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.01      $10.06      $10.62      $10.54      $10.51      $16.09      $15.97
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     0.10%       0.60%       2.84%       1.32%       1.49%       3.17%       1.51%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                          $119          $0      $6,754      $7,312      $7,608      $8,851      $7,696
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.10%       0.00%       1.41%       1.41%       1.40%       0.76%       0.76%
  Ratio of net investment
    income to average net
    assets                         3.80%       1.83%       4.08%       4.12%       4.09%       4.72%       4.76%
Portfolio turnover                   86%         73%         42%         30%         78%         42%         30%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        13.74%       0.00%       2.07%       2.10%       2.28%       1.46%       1.35%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         (8.84)%      1.83%      3.42%       3.43%       3.21%       4.02%       4.17%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                             NATIONAL TAX-FREE FUND (1) (CONT.)
                                                                    INSTITUTIONAL CLASS (CONT.)
                                                             ----------------------------------
                                                                         SIX MONTHS
                                                             YEAR ENDED       ENDED  YEAR ENDED
                                                              MARCH 31,   MARCH 31,   SEPT. 30,
                                                                   1998    1997 (3)    1996 (4)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $15.17      $15.24      $15.34
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.76        0.37        0.71
  Net realized and unrealized gain (loss) on investments           0.81       (0.07)      (0.10)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   1.57        0.30        0.61
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.76)      (0.37)      (0.71)
  Distributions from net realized gain                            (0.06)       0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.82)      (0.37)      (0.71)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $15.92      $15.17      $15.24
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                   10.51%       1.95%       4.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $7,654      $7,354      $7,132
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.42%       0.35%       0.36%
  Ratio of net investment income to average net assets            4.82%       4.82%       4.66%
Portfolio turnover                                                  78%         86%         73%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.92%       2.03%       1.45%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    3.32%       3.14%       3.57%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2) THE FUND OPERATED AS THE OREGON TAX-EXEMPT FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(6)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                        OREGON TAX-FREE FUND (2)
                                                                                                         CLASS A
                              ----------------------------------------------------------------------------------
                              (UNAUDITED)      THREE                                            FOUR
                              SIX MONTHS      MONTHS              SIX MONTHS                  MONTHS
                                   ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED
                                DEC. 31,    JUNE 30,   MARCH 31,   MARCH 31,   SEPT. 30,   SEPT. 30,     MAY 31,
                                    1998    1998 (5)        1998    1997 (3)        1996    1995 (6)        1995
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $16.82      $16.81      $16.29      $16.42      $16.38      $16.47      $16.17
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.38        0.18        0.76        0.37        0.79        0.28        0.82
  Net realized and
    unrealized gain (loss)
    on investments                  0.22        0.01        0.81       (0.10)       0.04       (0.08)       0.39
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.60        0.19        1.57        0.27        0.83        0.20        1.21
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.38)      (0.18)      (0.76)      (0.37)      (0.79)      (0.29)      (0.87)
  Distributions from net
    realized gain                  (0.25)       0.00       (0.29)      (0.03)       0.00        0.00       (0.04)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.63)      (0.18)      (1.05)      (0.40)      (0.79)      (0.29)      (0.91)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $16.79      $16.82      $16.81      $16.29      $16.42      $16.38      $16.47
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     3.59%       1.16%       9.81%       1.65%       5.03%     3.67%**       7.92%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $27,686     $27,665     $27,837     $30,635     $33,676     $50,077     $52,245
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.67%       0.67%       0.62%       0.60%       0.85%       0.70%       0.70%
  Ratio of net investment
    income to average net
    assets                         4.40%       4.41%       4.54%       4.52%       4.87%       5.01%       5.19%
Portfolio turnover                   23%         24%         82%         90%         27%         57%         15%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.42%       1.29%       1.36%       1.31%       1.15%       1.01%       0.90%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         3.65%       3.79%       3.80%       3.81%       4.57%       4.70%       4.99%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(2) THE FUND OPERATED AS THE OREGON TAX-EXEMPT FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(6)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.

Tax-Free Funds                                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               OREGON TAX-FREE FUND (2) (CONT.)
                                                                                        CLASS B
                                                             ----------------------------------
                                                             (UNAUDITED)      THREE
                                                             SIX MONTHS      MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                               DEC. 31,    JUNE 30,   MARCH 31,
                                                                   1998    1998 (1)        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.31      $10.30      $10.00
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.18        0.09        0.39
  Net realized and unrealized gain (loss) on investments           0.13        0.01        0.47
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.31        0.10        0.86
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.18)      (0.09)      (0.39)
  Distributions from net realized gain                            (0.16)       0.00       (0.17)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.34)      (0.09)      (0.56)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $10.28      $10.31      $10.30
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    3.04%       0.98%       8.77%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $8,618      $5,956      $3,762
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.51%       1.51%       1.43%
  Ratio of net investment income to average net assets            3.53%       3.48%       3.56%
Portfolio turnover                                                  23%         24%         82%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    2.27%       2.10%       2.39%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    2.77%       2.89%       2.60%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(2) THE FUND OPERATED AS THE OREGON TAX-EXEMPT FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.

FINANCIAL HIGHLIGHTS                                              Tax-Free Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                OREGON TAX-FREE FUND (2) (CONT.)
                                                                                             INSTITUTIONAL CLASS
                                     CLASS B (CONT.)  ----------------------------------------------------------
                              ----------------------  (UNAUDITED)      THREE
                              SIX MONTHS      PERIOD  SIX MONTHS      MONTHS              SIX MONTHS
                                   ENDED       ENDED       ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED
                               MARCH 31,   SEPT. 30,    DEC. 31,    JUNE 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                1997 (3)    1996 (4)        1998    1998 (1)        1998    1997 (3)    1996 (5)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.07      $10.00      $16.82      $16.81      $16.28      $16.42      $16.38
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.17        0.00        0.38        0.19        0.79        0.39        0.72
  Net realized and
    unrealized gain (loss)
    on investments                 (0.05)       0.07        0.22        0.01        0.82       (0.11)       0.04
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.12        0.07        0.60        0.20        1.61        0.28        0.76
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.17)       0.00       (0.38)      (0.19)      (0.79)      (0.39)      (0.72)
  Distributions from net
    realized gain                  (0.02)       0.00       (0.26)       0.00       (0.29)      (0.03)       0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.19)       0.00       (0.64)      (0.19)      (1.08)      (0.42)      (0.72)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.00      $10.07      $16.78      $16.82      $16.81      $16.28      $16.42
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     1.17%       0.70%       3.62%       1.18%      10.08%       1.69%       5.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                          $287          $0      $6,770      $7,314      $7,635      $8,175      $8,512
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.30%       0.00%       0.62%       0.62%       0.43%       0.40%       0.63%
  Ratio of net investment
    income to average net
    assets                         3.23%       1.83%       4.45%       4.46%       4.72%       4.72%       4.41%
Portfolio turnover                   90%         27%         23%         24%         82%         90%         27%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.15%       0.00%       1.41%       1.26%       1.27%       1.24%       0.93%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.38%       1.83%       3.66%       3.82%       3.88%       3.88%       4.11%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(2) THE FUND OPERATED AS THE OREGON TAX-EXEMPT FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1995.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         Tax-Free Funds
------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
  Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and is currently comprised of thirty-one separate series. These financial statements represent the Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, National Tax-Free, and Oregon Tax-Free Funds (each, a "Fund", collectively, the "Funds"), each, with the exception of the National Tax-Free Fund, a non-diversified series of the Company. The National Tax-Free Fund is a diversified series of the Company.
  Effective at the close of business on December 12, 1997, the Overland Express Funds, Inc. were consolidated into the Company in a tax-free exchange for shares of designated classes of the corresponding Stagecoach fund. Also, at the close of business on December 12, 1997, funds structured as a "feeder" fund in a "master-feeder" structure were restructured to invest directly in a portfolio of securities, rather than to invest in a portfolio of securities through a "master" portfolio. Effective on September 6, 1996 the Pacifica Funds Trust was consolidated into the Company in a tax-free exchange for shares of designated classes of the corresponding Stagecoach fund.
  The Arizona Tax-Free and Oregon Tax-Free Funds offer Class A, Class B, and Institutional Class shares. The California Tax-Free Bond and National Tax-Free Funds offer Class A, Class B, Class C and Institutional Class shares. The California Tax-Free Income Fund offers Class A and Institutional Class shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

Tax-Free Funds                         NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

  The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.
  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
  All securities are valued at the close of each business day. Securities for which the primary market is a nationally recognized securities or commodities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
  Securities transactions are recorded on a trade date basis. Interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends to shareholders from net investment income, if any, are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         Tax-Free Funds
------------------------------------------------------------------------

FEDERAL INCOME TAXES
  Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1998. The National Tax-Free Fund had estimated net capital loss carryforwards at December 31, 1998 as follows:

                                                YEAR        CAPITAL LOSS
FUND                                           EXPIRES      CARRYFORWARDS
---------------------------------------------------------------------------
National Tax-Free Fund                             2002       $  33,702
                                                   2003         245,237

  Any loss carryforwards from Pacifica and Overland are included in the Fund's carryforwards as shown above. The Company's Board of Directors intends to offset net capital gains with each capital loss carryforward, and no capital gain distribution shall be made until each carryforward has been fully utilized or expires.
  Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by a Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

DEFERRED ORGANIZATION COSTS
  Certain costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission and with the various states are amortized on a straight-line basis over 60 months from the date each Fund commenced operations.

Tax-Free Funds                         NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
  The Company entered into separate advisory contracts on behalf of the Funds with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts, WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% of the average daily net assets of each Fund.
  On August 1, 1998, Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of WFB, began acting as investment sub-advisor to the Funds. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Funds, a monthly fee at the annual rate of 0.15% of the Funds' average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Fund's average daily net assets in excess of $800 million. WCM's minimum annual fee is $120,000 for each Fund. This minimum annual fee does not increase the advisory fees paid by the Funds to WFB.
  The Company entered into contracts on behalf of each Fund with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus a monthly fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Fund's average daily net assets in excess of $100 million.
  The Company entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at the following annual rates:

                                                           % OF AVERAGE DAILY NET ASSETS
                                        ------------------------------------------------
                                                                            INSTITUTIONAL
FUND                                     CLASS A     CLASS B     CLASS C    CLASS
----------------------------------------------------------------------------------------
Arizona Tax-Free Fund                         0.14        0.14         N/A          0.06
California Tax-Free Bond Fund                 0.14        0.14        0.14          0.06

California Tax-Free Income Fund               0.14         N/A         N/A          0.06
National Tax-Free Fund                        0.14        0.14        0.14          0.06

Oregon Tax-Free Fund                          0.14        0.14         N/A          0.06

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         Tax-Free Funds
------------------------------------------------------------------------

  The transfer agency fees paid on behalf of the Funds for the six months ended December 31, 1998 were as follows:

                                                               INSTITUTIONAL
FUND                            CLASS A    CLASS B    CLASS C  CLASS
---------------------------------------------------------------------------
Arizona Tax-Free Fund         $   3,821  $   1,183        N/A  $      3,308
California Tax-Free Bond
  Fund                          352,143     77,884  $   7,762        24,005

California Tax-Free Income
  Fund                           36,000        N/A        N/A         2,509
National Tax-Free Fund           28,041      1,563      4,967         2,549

Oregon Tax-Free Fund             19,400      5,340        N/A         2,193

  The Company entered into contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder services for the Funds. Pursuant to the contracts, WFB is entitled to receive shareholder servicing fees at the following annual rates:

                                                           % OF AVERAGE DAILY NET ASSETS
                                        ------------------------------------------------
                                                                            INSTITUTIONAL
FUND                                     CLASS A     CLASS B     CLASS C    CLASS
----------------------------------------------------------------------------------------
Arizona Tax-Free Fund                         0.25        0.25         N/A          0.25
California Tax-Free Bond Fund                 0.30        0.30        0.25          0.25

California Tax-Free Income Fund               0.30         N/A         N/A          0.25
National Tax-Free Fund                        0.25        0.25        0.25          0.25

Oregon Tax-Free Fund                          0.25        0.25         N/A          0.25

  The shareholder servicing fees paid on behalf of the Funds for the six months ended December 31, 1998 were as follows:

                                                               INSTITUTIONAL
FUND                            CLASS A    CLASS B    CLASS C  CLASS
---------------------------------------------------------------------------
Arizona Tax-Free Fund         $   6,745  $   2,089        N/A  $     13,631
California Tax-Free Bond
  Fund                          752,758    166,470  $  13,823        99,779

California Tax-Free Income
  Fund                           76,468        N/A        N/A        10,358
National Tax-Free Fund           49,623      2,762      8,790        10,520

Oregon Tax-Free Fund             34,409      9,466        N/A         9,076

  The Company entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with administration services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets.
  The Company adopted separate Distribution Plans for the Class A, Class B, and Class C shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The Plan for the Class A shares of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds provides that each such Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.05% of the average

Tax-Free Funds                         NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

daily net assets attributable to its Class A shares. The Plan for Class A shares of the California Tax-Free Income and California Tax-Free Bond Funds provides that the Funds may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis of up to 0.05% of the average daily net assets attributable to the California Tax-Free Income's Class A shares and up to the greater of $100,000 or 0.05% of the California Tax-Free Bond's Class A shares.
  The Plan for the Class B shares of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds provides that each such Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75% of the average daily net assets attributable to the Class B shares. The Plan for Class B shares of California Tax-Free Bond Fund provides that the Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.70% of the average daily net assets attributable to the Class B shares.
  The Plan for Class C shares of the California Tax-Free Bond and National Tax-Free Funds provides that the Funds may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75% of the average daily net assets attributable to the Class C shares.
  Each Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.
  The distribution fees paid on behalf of the Funds for the six months ended December 31, 1998 were as follows:

FUND                                          CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------
Arizona Tax-Free Fund                       $       0  $   6,266        N/A
California Tax-Free Bond Fund                       0    388,429  $  41,469

California Tax-Free Income Fund                     0        N/A        N/A
National Tax-Free Fund                          9,925      8,286     26,371

Oregon Tax-Free Fund                                0     28,399        N/A

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         Tax-Free Funds
------------------------------------------------------------------------

  The registration fees paid on behalf of the Funds for the six months ended December 31, 1998 were as follows:

                                                               INSTITUTIONAL
FUND                            CLASS A    CLASS B    CLASS C  CLASS
---------------------------------------------------------------------------
Arizona Tax-Free Fund         $   3,025  $   8,195        N/A  $      2,149
California Tax-Free Bond
  Fund                           17,020     68,601  $   1,399        32,485

California Tax-Free Income
  Fund                            3,223        N/A        N/A         2,149
National Tax-Free Fund            6,875     11,526      2,418        12,184

Oregon Tax-Free Fund              3,529      4,535        N/A         3,025

WAIVED FEES AND REIMBURSED EXPENSES
  The following amounts of fees and expenses were waived or reimbursed for the six months ended December 31, 1998:

                                     EXPENSES REIMBURSED BY    FEES WAIVED
FUND                                               STEPHENS         BY WFB
--------------------------------------------------------------------------
Arizona Tax-Free Fund                      $   4,600          $    94,772
California Tax-Free Bond Fund                      0            1,176,035

California Tax-Free Income Fund                1,043              233,215
National Tax-Free Fund                             0              178,965

Oregon Tax-Free Fund                               0              161,519

  Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.
  Certain officers and one director of the Company are also officers of Stephens. As of December 31, 1998, Stephens owned 8 shares of the Arizona Tax-Free Fund, 9,412 shares of the California Tax-Free Bond Fund, 12,796 shares of the California Tax-Free Income Fund, 10,612 shares of the National Tax-Free Fund and 6 shares of the Oregon Tax-Free Fund.
  Stephens has retained $1,708,170 as sales charges from the proceeds of Class A shares sold, $1,439,982 as proceeds from Class B shares redeemed by the Company and $43,103 as proceeds from Class C shares redeemed by the Company for the six months ended December 31, 1998. Wells Fargo Securities Inc., a subsidiary of WFB, received $1,515,763 as sales charges from the proceeds of Class A shares sold, $290,721 as proceeds from Class B shares redeemed by the Company and $0 as proceeds from Class C shares redeemed by the Company for the six months ended December 31, 1998.

Tax-Free Funds                         NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

3. INVESTMENT PORTFOLIO TRANSACTIONS
  Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the six months ended December 31, 1998 were as follows:

AGGREGATE PURCHASES AND SALES

                                                  PURCHASES        SALES
FUND                                                AT COST     PROCEEDS
------------------------------------------------------------------------
Arizona Tax-Free Fund                            $3,964,906  $ 4,559,844
California Tax-Free Bond Fund                    37,351,953   34,097,957
California Tax-Free Income Fund                  23,885,754   27,092,411
National Tax-Free Fund                           23,773,531   23,476,809
Oregon Tax-Free Fund                             10,360,042    9,571,111

4. CAPITAL SHARE TRANSACTIONS
  As of December 31, 1998, there were over 242 billion shares of $0.001 par value capital stock authorized by the Company. As of December 31, 1998, each Fund was authorized to issue 500 million shares of $0.001 par value capital stock for each class of shares.
  Capital share transactions for the Funds were as follows:

                                                      ARIZONA TAX-FREE FUND
                                       ------------------------------------
                                       (UNAUDITED)
                                         FOR THE      FOR THE
                                             SIX        THREE
                                          MONTHS       MONTHS       FOR THE
                                           ENDED        ENDED    YEAR ENDED
                                        DEC. 31,     JUNE 30,     MARCH 31,
                                            1998         1998          1998
---------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                  35,845       14,261        43,843
  Shares issued in reinvestment of
    dividends -- Class A                  18,404        4,309        24,687
  Shares redeemed -- Class A             (33,711)     (27,105)     (110,898)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                  20,538       (8,535)      (42,368)
  Shares sold -- Class B                   1,289       25,915       139,190
  Shares issued in reinvestment of
    dividends -- Class B                   4,916          889         3,792
  Shares redeemed -- Class B              (5,500)     (13,840)      (12,211)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                     705       12,964       130,771
  Shares sold -- Institutional Class      75,268       15,084       116,767
  Shares issued in reinvestment of
    dividends -- Institutional Class         962          130           991
  Shares redeemed -- Institutional
    Class                                (96,625)    (112,704)     (375,960)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL CLASS     (20,395)     (97,490)     (258,202)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         Tax-Free Funds
------------------------------------------------------------------------

                                                        CALIFORNIA TAX-FREE BOND FUND
                                            -----------------------------------------
                                            (UNAUDITED)
                                            FOR THE SIX
                                                 MONTHS       FOR THE         FOR THE
                                                  ENDED    SIX MONTHS      YEAR ENDED
                                               DEC. 31,      JUNE 30,        DEC. 31,
                                                   1998          1998        1997 (1)
-------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                      1,583,602     2,646,915      27,081,868
  Shares issued in reinvestment of
    dividends -- Class A                      1,117,296       604,957         601,099
  Shares redeemed -- Class A                 (3,409,541)   (4,347,657)     (4,493,270)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                       (708,643)   (1,095,785)     23,189,697
  Shares sold -- Class B                      2,016,441     2,264,459       6,780,297
  Shares issued in reinvestment of
    dividends -- Class B(2)                     266,297       111,908             125
  Shares redeemed -- Class B(2)                (597,460)     (510,735)        (40,678)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B(2)                   1,685,278     1,865,632       6,739,744
  Shares sold -- Class C                        571,624       250,882         114,726
  Shares issued in reinvestment of
    dividends -- Class C                         23,680         5,659          11,817
  Shares redeemed -- Class C                    (67,102)      (52,825)       (200,314)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS C                        528,202       203,716         (73,771)
  Shares sold -- Institutional Class(2)         673,359       968,464       7,506,033
  Shares issued in reinvestment of
    dividends -- Institutional Class(2)         113,748        16,617              54
  Shares redeemed -- Institutional
    Class(2)                                 (1,076,770)   (1,153,845)        (96,138)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL CLASS(2)        (289,663)     (168,764)      7,409,949

(1) "SHARES SOLD" INCLUDES 26,130,006 FOR CLASS A SHARES, 6,543,148 FOR CLASS B SHARES AND 7,487,949 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

Tax-Free Funds                         NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

                                                      CALIFORNIA TAX-FREE INCOME FUND
                                            -----------------------------------------
                                            (UNAUDITED)
                                            FOR THE SIX       FOR THE
                                                 MONTHS         THREE
                                                  ENDED  MONTHS ENDED         FOR THE
                                               DEC. 31,      JUNE 30,      YEAR ENDED
                                                   1998          1998  MARCH 31, 1998
-------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                        284,307       208,631       1,890,485
  Shares issued in reinvestment of
    dividends -- Class A                        135,684        44,610         228,242
  Shares redeemed -- Class A                   (987,735)     (715,645)     (3,052,403)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                       (567,744)     (462,404)       (933,676)
  Shares sold -- Institutional Class            112,667        85,189         101,348
  Shares issued in reinvestment of
    dividends -- Institutional Class             11,549         1,837           8,519
  Shares redeemed -- Institutional Class        (52,044)      (39,041)       (120,343)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL CLASS             72,172        47,985         (10,476)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         Tax-Free Funds
------------------------------------------------------------------------

                                                               NATIONAL TAX-FREE FUND
                                            -----------------------------------------
                                            (UNAUDITED)
                                            FOR THE SIX       FOR THE
                                                 MONTHS         THREE         FOR THE
                                                  ENDED  MONTHS ENDED      YEAR ENDED
                                               DEC. 31,      JUNE 30,       MARCH 31,
                                                   1998          1998        1998 (1)
-------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                         97,877        15,392       2,553,367
  Shares issued in reinvestment of
    dividends -- Class A                         33,729        15,229          23,740
  Shares redeemed -- Class A                   (283,288)     (132,609)       (218,009)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                       (151,682)     (101,988)      2,359,098
  Shares sold -- Class B                         66,983        56,596         112,758
  Shares issued in reinvestment of
    dividends -- Class B                          3,564           995           1,979
  Shares redeemed -- Class B                    (11,638)       (9,437)            (59)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                         58,909        48,154         114,678
  Shares sold -- Class C(2)                      12,397           412         782,874
  Shares issued in reinvestment of
    dividends -- Class C(2)                       6,137         2,640           2,672
  Shares redeemed -- Class C(2)                 (76,392)      (33,407)        (61,472)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS C(2)                     (57,858)      (30,355)        724,074
  Shares sold -- Institutional Class            159,172        27,553         172,762
  Shares issued in reinvestment of
    dividends -- Institutional Class              5,473         2,385           8,516
  Shares redeemed -- Institutional Class        (96,619)      (28,822)       (185,287)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL CLASS             68,026         1,116          (4,009)

(1) "SHARES SOLD" INCLUDES 2,415,150 FOR CLASS A SHARES AND 779,496 FOR CLASS C SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND MUNICIPAL INCOME FUND.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

Tax-Free Funds                         NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

                                                                 OREGON TAX-FREE FUND
                                            -----------------------------------------
                                            (UNAUDITED)
                                            FOR THE SIX       FOR THE
                                                 MONTHS         THREE
                                                  ENDED  MONTHS ENDED         FOR THE
                                               DEC. 31,      JUNE 30,      YEAR ENDED
                                                   1998          1998  MARCH 31, 1998
-------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                         58,012        56,463         140,558
  Shares issued in reinvestment of
    dividends -- Class A                         51,658        13,045          82,429
  Shares redeemed -- Class A                   (104,902)      (80,855)       (448,209)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                          4,768       (11,347)       (225,222)
  Shares sold -- Class B                        240,950       221,819         331,842
  Shares issued in reinvestment of
    dividends -- Class B                         21,879         2,548           5,330
  Shares redeemed -- Class B                     (2,718)      (11,758)           (615)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                        260,111       212,609         336,557
  Shares sold -- Institutional Class             39,297        20,167          53,185
  Shares issued in reinvestment of
    dividends -- Institutional Class              6,135         1,426           7,122
  Shares redeemed -- Institutional Class        (76,959)      (40,976)       (108,163)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL CLASS            (31,527)      (19,383)        (47,856)

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LIST OF ABBREVIATIONS
------------------------------------------------------------------------

  The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FRN               --   Floating Rate Notes
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
MTN               --   Medium Term Note
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

Wells Fargo provides investment advisory services, shareholder services, and certain other services for Stagecoach Funds. The Funds are distributed by STEPHENS INC., member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

-C- Stagecoach Funds


STAGECOACH FUNDS-Registered Trademark-

P.O. Box 7066
San Francisco, CA 94120-7066

DATED MATERIAL
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